Teck

ASSET SALE AND PURCHASE AGREEMENT

SILVER VALLEY METALS CORP.

&

TECK WASHINGTON INCORPORATED

155753395.2

TABLE OF CONTENTS

1. Definitions: 3
2. Consents, etc.: 6
3. Extension for Non-Business Day Deadlines: 7
4. Agreement Not Construed Against Drafter: 7
5. Conflicts: 7
6. General Interpretive Rules: 7
7. Knowledge: 8
8. Schedules: 8
9. Sale and Purchase of Assets; Liabilities: 8
10. Purchase Price and Payment: 9
11. Advance and Final Payments: 10
12. Transfer of Title to Purchased Assets; Bulk Sale Laws: 11
13. Interim Damage: 11
14. Vendor's Representations and Warranties: 11
15. Purchaser's Representations, Warranties, and Covenants: 13
16. Limitation on Liability. 14
17. Confidentiality and Public Announcements: 14
18. Public Announcements: 15
19. Assignment and Restrictions on Alienation: 15
20. Notice: 16
21. Force Majeure: 16
22. Termination Events: 17
23. Termination Obligations: 17
24. Survival: 18
25. General: 18

THIS AGREEMENT is made as of March 1, 2022 (the "**Effective Date**")

BETWEEN:

TECK WASHINGTON INCORPORATED, a corporation under the laws of Washington, (**"Vendor"**)

AND:

SILVER VALLEY METALS CORP., a corporation under the laws of the State of Idaho ("**Purchaser**"),

AND: solely for purposes of Section 10(a)(ii)(C) and Section 10(c), BUNKER HILL MINING CORP., a corporation under the laws of the State of Nevada ("**Bunker**").

WHEREAS:

A. Bunker and Teck Resources Limited are parties to a memorandum of understanding dated January 14, 2022 (the "**MOU**"), as assigned, regarding the purchase of the Purchased Assets located at the mine known generally as the Pend Oreille Mill site near Metaline Falls, Washington and as further described in Schedule B (the "**Site**");

B. Bunker and Teck Resources Limited have each assigned their rights and obligations under the MOU to Purchaser and Vendor, respectively, and Purchaser and Vendor are together referred to herein as the "**Parties**" or individually as a "**Party**."

C. the Parties have obtained their respective necessary corporate approvals contemplated in the MOU for the sale and purchase of the Purchased Assets;

D. subsequent to entering into this Agreement, the Vendor and the Purchaser intend to enter into a dismantling contract for the provision of the dismantling and removal of the Purchased Assets and Site clearing by the Purchaser ("**Dismantling Services Agreement**"); and

E. the Vendor and the Purchaser wish to enter into this Agreement to provide for more definitive terms and processes for the completion of the sale and dismantling and removal of the Purchased Assets.

AGREEMENT:

NOW THEREFORE in consideration of the above recitals and the terms and conditions and the mutual covenants hereinafter set forth, and the other good and valuable consideration the receipt and adequacy of which are hereby acknowledged by all Parties, the Parties hereto agree as follows:

1. <u>Definitions</u>:

"**Agreement**" means, collectively, this document entitled "Asset Sale and Purchase Agreement" and each of the Schedules listed below, all as amended, supplemented and restated from time to time.

The following definitions shall apply to this Agreement:

(a) "**Advance Payment**" has the meaning provided in Section 11(a)(i).

(b) "**Affiliate**" means with respect to any entity, a Person that controls, is controlled by or is under common control with, that entity, and in this context, "**control**" includes control in

fact, whether by ownership or by the contractual right to direct, manage, or control the business and affairs of the entity.

(c) "**Business Day**" means any day other than Saturday, Sunday and any day that is observed as a statutory holiday in the state of Washington.

(d) "**Claim**" means a claim, demand, action, cause of action, suit or proceeding for Losses or equitable relief of any kind, including legal and other professional fees and expenses incurred in the investigation, defense, or settlement thereof.

(e) "**Closing Date**" means the date when the conditions for closing in this Agreement have been fulfilled, currently targeted for May 15, 2022.

(f) "**Confidential Information**" means all information of a confidential nature (including information in writing or transmitted or acquired orally, electronically, visually or by other means) relating to the Purchaser, the Vendor, , the Site or the Services, including this Agreement, the Dismantling Services Agreement, and any other information regarding either Party's business, affairs, financial position, assets, operations, activities, prospects or trade secrets, together with all analyses, evaluations, compilations, notes, studies or other documents prepared by either Party, any Subcontractor, or either Party's respective Personnel based upon such information, but shall not include:

(i) information that is, or becomes, in the public domain through no fault of the receiving Party or any of their respective Personnel;

(ii) information that was known to the receiving Party on a non-confidential, lawful basis before it is disclosed to it by the disclosing Party, as evidenced by written records of the receiving Party existing before the information was disclosed to the receiving Party by the disclosing Party; or

(iii) that is disclosed to the receiving Party by a third Person that is not under any obligation of confidentiality regarding the information.

(g) "**Dismantling Services Agreement**" has the meaning provided in Recital D.

(h) "**Effective Date**" means the date of this Agreement.

(i) "**Encumbrance**" means, whether or not registered or registrable or recorded or recordable, and regardless of how created or arising, any lien, liability, pledge, mortgage, debt, deed of trust, security interest, charge, claim, interest or estate against or in assets or property, easement, encroachment, option or other right to acquire, or to acquire any interest in, any assets or property, or any other encumbrance of whatsoever nature and kind, or any agreement to create, or right capable of becoming, any of the foregoing.

(j) "**Excluded Assets**" means all assets not specifically included in the Purchased Assets, including those assets listed in Schedule E.

(k) "**Force Majeure**" means an event that is beyond the reasonable control of a party, including earthquake, fire, or other natural disaster, and that such party could not reasonably have avoided by commercially reasonable means, but excluding:

(i) economic hardship or lack of money or credit;

(ii) normal climatic, weather, and subsurface conditions, in each case that are reasonably expected to occur within the geographic areas where the Services are being conducted;

(iii) any circumstances related, directly or indirectly, to COVID-19 or any other pandemic;

(iv) in the case of relief claimed by the Purchaser;

(1) any act or omission of a Subcontractor within its reasonable control;

(2) any shortage of labour, materials, equipment, transportation or utilities; and

(3) any strike, lock-out or labour disturbance of Personnel of the Purchaser or any Subcontractor.

(l) **"Hazardous Conditions"** means any pre-existing environmental surface or subsurface conditions at the Site, including any hazardous, toxic or regulated waste, materials or substances.

(m) "**Insolvent**" with respect to a Person, means the occurrence of any of the following events in relation to that Person:

(i) the Person has started proceedings to be adjudicated a voluntary bankrupt or consented to the filing of a bankruptcy proceeding against it or has filed a petition or similar proceeding seeking reorganization, arrangement or similar relief under any bankruptcy or insolvency Law;

(ii) a proceeding is commenced in a court of competent jurisdiction to have the Person adjudicated a bankrupt or for the appointment of a receiver, liquidator, trustee or assignee in bankruptcy for the Person or in respect of a substantial part of the Person's assets, and the Person has not made a filing in such proceeding within fifteen (15) days after commencement of the proceeding evidencing its intent to defend the proceeding;

(iii) a receiver, liquidator, trustee or assignee in bankruptcy has been appointed for the Person or in respect of a substantial part of the Person's assets, or the Person has consented to the appointment of any such receiver, liquidator, trustee or assignee in bankruptcy; or

(iv) any corporate action, legal proceedings or other procedure or step is taken in respect of the winding up or dissolution of the Person or an assignment or arrangement with the Person's creditors.

(n) "**Law**" or "**Laws**" means all applicable laws, including common law, national, provincial, state, municipal or other local laws, orders, rules, statutes, decrees, regulations, by-laws, orders, decisions and ordinances, including, occupational health and safety, fire, employment insurance, workers compensation, environmental, transportation of dangerous goods, anti-bribery law or international convention, including the United States' *Foreign Corrupt Practices Act*, *Canadian Corruption of Foreign Public Officials Act*, and all other government requirements, work practices and procedures prescribed by law and related to the Vendor, the Purchaser, the Services, or this Agreement.

(o) "**Losses**" means all actual damages, fines, penalties, deficiencies, losses, liabilities (whether accrued, actual, contingent, latent. or otherwise), costs, fees and expenses (including interest, court costs and reasonable fees and expenses of lawyers, accountants and other experts and professionals).

(p) "**Mill**" means the mill parts (excluding the Spare Parts), machinery, equipment and other items included within the Site, and as more fully described in Schedule A,

(q) "**MOU**" has the meaning provided in Recital A.

(r) "**Other Contractor**" means a contractor, other than the Purchaser and the Subcontractors, retained directly or indirectly by the Vendor to perform work or provide services.

(s) "**Person**" means any individual, firm, corporation, partnership, trust, joint venture or other legal entity, as the context requires.

(t) "**Personnel**" means, with respect to a Party, a Subcontractor or Other Contractor, its directors, officers, employees, contract personnel, representatives, advisors, and agents, other individuals under the Party's or the Subcontractor's direction or supervision, and, in respect of Purchaser, Subcontractor, or Other Contractor, includes direct field labour, if applicable, which meaning shall also apply to a Party's or a Subcontractor's or Other Contractor's Affiliates and subcontractors.

(u) "**Purchased Assets**" means collectively: (i) the Mill, including all substances, equipment and fixtures attached, fixed, contained or otherwise forming part of the Mill; and (ii) the Spare Parts, but excluding the Excluded Assets.

(v) "**Services**" means the dismantling and removal of the Purchased Assets from the Site as further described in the Dismantling Services Agreement.

(w) "**Site**" has the meaning provided in Recital A.

(x) "**Spare Parts**" means certain inventory spare parts in respect of the Mill as described in Schedule D.

(y) "**Subcontractor**" means one or more of the Purchaser's subcontractors, suppliers, manufacturers, brokers, vendors, or agents to whom performance of any part of the Services are subcontracted directly or indirectly by the Purchaser, and includes service providers listed in Appendix D – Subcontractors of the Dismantling Services Agreement.

(z) "**Tax**" and "**Taxes**" means all present and future taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings, dues and other charges of any nature imposed by any governmental authority, together with all fines, interest, penalties for non-collection thereof, including Transfer Taxes.

(aa) "**Transfer Taxes**" means all sales, use, transfer, or similar Taxes as levied by any taxing authority with respect to the transactions contemplated by this Agreement.

2. Consents, etc.:

Any notice, direction, consent, approval, request, waiver, or agreement required or permitted by this Agreement must be in writing and signed by the party giving the notice, direction, consent, approval,

request, waiver, or agreement and may be given, withheld, delayed, or conditioned in the unfettered, subjective, discretion of the party of whom it is requested or required, unless otherwise expressly stated in this Agreement.

3. Extension for Non-Business Day Deadlines:

Any notice required or permitted to be given, any payment required or permitted to be made, or any other thing required or permitted to be done, under this Agreement on or before a day that is not a Business Day, shall be deemed to be given, paid, or done when required or permitted hereunder, if given, paid, or done on or before the next following Business Day.

4. Agreement Not Construed Against Drafter:

Each of the Parties acknowledges, represents, warrants, and agrees that it has obtained its own independent legal, financial, tax, technical, and other advice on all issues relating to this Agreement and all transactions contemplated under this Agreement. This Agreement shall be interpreted as would an agreement that has been negotiated and drafted by, and entered into between, commercially sophisticated Parties dealing at arm's length, without regard to the identity of the party responsible for drafting this Agreement.

5. Conflicts:

If there is a conflict or inconsistency between any of the documents forming part of this Agreement, a document that expressly states that it amends another document shall take precedence over that other document. In the event of a conflict or inconsistency between this Agreement and the Dismantling Services Agreement, the terms and conditions of this Agreement shall prevail.

6. General Interpretive Rules:

Unless otherwise expressly stated in this Agreement:

(a) the division of this Agreement into Sections, Subsections, paragraphs, and Schedules and the insertion of headings are for convenience of reference only and do not affect the interpretation of this Agreement;

(b) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section, Subsection, paragraph or other subdivision;

(c) the word "including" means "including without limiting the generality of the foregoing" and the word "includes" means "includes without limiting the generality of the foregoing";

(d) words in the singular include the plural and vice versa, and words importing gender include the masculine, feminine and neuter genders, in each case as the context requires;

(e) references to a statute or other Law means the statute or Law and regulations, if any, enacted under the authority of the statute or Law, all as amended or re-enacted and as in force from time to time;

(f) professional, technical or industry-specific words or phrases which are not otherwise defined in this Agreement have the well-known meaning given to those terms as of the

date of this Agreement in the profession, trade, or industry in which they are commonly used;

(g) unless otherwise specified, references to dollars or $ means United States dollars;

(h) the words "year", "month" and "day" refer to a calendar year, a calendar month and a calendar day, respectively;

(i) where any discrepancy exists between:

(i) figured and scaled dimensions, the figured dimensions shall take precedence;

(ii) drawings of larger scale and drawings of smaller scale, the larger scale drawings shall take precedence over those of smaller scale of the same or earlier date;

(iii) specifications and drawings, the specifications shall take precedence over the drawings; and

(iv) specifications, codes, and standards, the more stringent of specifications, codes, and standards, whether contained in this Agreement or a reference standard, shall take precedence; and

(j) for brevity, the language of many of the Schedules to this Agreement is, in many instances, written in the imperative mood. Provisions that contain instructions or directions in the imperative mood are directed to the applicable Party and are deemed to be preceded by the expression "the [applicable Party] must".

7. Knowledge:

In this Agreement, any reference to the knowledge of any Party means to the best of the knowledge, information and belief of the Party after reviewing all relevant records and making due inquiries regarding the relevant matter of all relevant representatives of the Party.

8. Schedules: The following Schedules are attached to and form part of this Agreement:

A. Mill Equipment List

B. Site

C. Permits

D. Inventory Spare Parts Listing

E. Excluded Assets

9. Sale and Purchase of Assets; Liabilities:

(a) The Vendor hereby agrees to sell and transfer the Purchased Assets to the Purchaser, and the Purchaser agrees to purchase from the Vendor, all right, title and interest in the Purchased Assets, free and clear of all Encumbrances, effective as of the Closing Date, subject to the following conditions: (i) the Purchaser making the payments and providing that consideration as required in Sections 10 and 11, and (ii) the Parties entering into the Dismantling Services Agreement.

(b) The Purchaser acknowledges and agrees that the Vendor retains all right, title and interest to any items or property which are not Purchased Assets, including the Excluded Assets.

(c) Subject to Purchaser's obligation to pay all Transfer Taxes regardless of the party liable therefor pursuant to Section 10 hereof, in connection with the purchase of the Purchased Assets hereunder, Purchaser shall not assume, and shall not have any responsibility for, any liabilities or obligations of Vendor, including, but not limited to, liabilities or obligations of Vendor relating to, caused by, incurred in connection with the use of, or otherwise associated with the Purchased Assets for all periods prior to the removal of the Purchased Assets from the Site, except to the extent expressly contemplated by the Dismantling Services Agreement for the period between the Closing Date and the date the Purchased Assets have been removed from the Site. Purchaser will be responsible for all liabilities and obligations resulting from the ownership, operation, or use of the Purchased Assets following removal thereof from the Site.

(d) The Parties acknowledge and agree to explore good faith negotiations for an offtake agreement on mutually acceptable terms and conditions that could take effect between them or their Affiliates (after the Closing Date and the completion of the Services) in relation to concentrate produced by the Purchaser in the future; provided that the Parties will not be obligated to enter a definitive offtake agreement; and further provided, that if the Parties have not entered into a definitive offtake agreement by August 31, 2022, this obligation shall terminate.

(e) The Parties agree to allocate the Purchase Price among the Purchased Assets as set forth in Schedules A and D (the "**Allocation**"). Purchaser and Vendor shall file their respective Tax returns in all respects and for all purposes consistent with the Allocation, and no Party shall take any position (whether in audits, Tax returns, or otherwise) that is inconsistent with the Allocation unless required to do so by applicable Law.

10. <u>Purchase Price and Payment</u>:

(a) The Purchaser shall pay to the Vendor one of the two options listed below for the purchase price, as determined by the Vendor in its sole discretion by written notice to Purchaser no later than April 15, 2022, representing thirty (30) calendar days prior to the Closing Date:

(i) Option 1: Two Million Seven Hundred Thousand and Fifty Dollars ($2,750,000 USD), paid in the form of (A) a non-refundable Advance Payment of Five Hundred Thousand Dollars ($500,000 USD), and (B) Two Million Two Hundred and Fifty Thousand Dollars ($2,250,000 USD) payable by wire transfer on the later of (x) the Closing Date or (y) May 15, 2022;

or

(ii) Option 2: Three Million Dollars ($3,000,000 USD), paid in the form of (A) a non-refundable Advance Payment of Five Hundred Thousand Dollars ($500,000 USD), (B) One Million and Five Hundred Thousand Dollars ($1,500,000 USD) payable by wire transfer on the later of (x) the Closing Date or (y) May 15, 2022, , and (C) One Million Dollars ($1,000,000 USD) in the form of unregistered common shares of Bunker (the "Shares") to be issued to Vendor on the later of (x) the Closing Date or (y) May 15, 2022, with the reference share price equal to the weighted average share price for the 20 trading days immediately preceding that date.

(such chosen option, the "**Purchase Price**"),

plus applicable Transfer Taxes, for which the Purchaser shall be solely responsible and liable.

(b) If Vendor elects Option 2, it shall execute and deliver to Purchaser and Bunker prior to the Closing Date any documentation reasonably requested by Purchaser and Bunker for compliance with U.S., and/or Canadian securities Laws, including an accredited investor questionnaire.

(c) Vendor must not trade the Shares before the date that is 6 months and a day after the later of (i) the Closing Date, and (ii) the date the Purchaser became a reporting issuer in any province or territory of Canada. The certificate representing the Shares will include legends in substantially the following form:

THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 6 MONTHS AND A DAY AFTER THE LATER OF (I) [Closing Date to be inserted on share certificate], AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW, AND NO INTEREST HEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE ISSUER AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE ISSUER, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

11. Advance and Final Payments:

(a) The Parties acknowledge and agree that:

(i) the Purchaser has made, and the Vendor has received, a payment equal to Five Hundred Thousand Dollars ($500,000 USD) by wire transfer within seven days after the execution of the MOU (the "**Advance Payment**"), and

(ii) the Vendor has delivered to Purchaser all relevant engineering drawings for the Site and the Purchased Assets.

(b) The Parties acknowledge and agree that the Advance Payment constitutes an irrevocable, non-refundable payment that does not entitle the Purchaser to any partial or full title transfer for the Purchased Assets, recourse against or refund from the Vendor unless and

except if (i) the Vendor engages in demonstrable bad faith negotiations or intentional delay in negotiating and executing this Agreement and the Dismantling Services Agreement or closing the transactions being entered into under this Agreement. The Advance Payment shall not constitute payment by the Purchaser of the Purchase Price until the Closing Date, at which time the Vendor shall apply such Advance Payment as partial satisfaction of the Purchase Price in accordance with Section 10 above.

(c) The Purchaser shall, unless otherwise agreed to in writing by the Vendor, make all cash payments to the Vendor by wire transfer to:

Bank: Bank of America
100 West 33rd Street, 4th Floor
New York, NY 10001

Swift Number: BOFAUS3N
ABA – Wire Payments – 026 009 593
Beneficiary: TECK WASHINGTON INC
Beneficiary A/C#: 12331-52634

12. <u>Transfer of Title to Purchased Assets; Bulk Sale Laws</u>:

(a) Subject to satisfaction of the conditions set out in Section 9(a), on the Closing Date the Vendor shall transfer to Purchaser all rights, title and interest to the Purchased Assets free and clear of all Encumbrances.

(b) The Parties shall provide or execute any documentation reasonably required by the other party to properly transfer or evidence the transfer of the Purchased Assets, including a bill of sale and assignment and assumption agreement.

(c) If the provisions of Article 6 of the Uniform Commercial Code have not been repealed in each jurisdiction where any of the Purchased Assets are located, each Party hereby waives compliance with the provisions of Article 6 of the Uniform Commercial Code in each such jurisdiction that has not repealed such article and where any of the Purchased Assets are located in connection with the transaction contemplated by this Agreement.

13. <u>Interim Damage:</u>

Subject to the terms and conditions of the Dismantling Services Agreement, the Purchaser acknowledges and agrees that any Losses to the Purchased Assets following the Purchaser's arrival at the Site to commence the Services, shall be at the Purchaser's sole risk and expense, and the Purchaser will not be absolved of its obligations to accept transfer of the Purchased Assets, complete the transactions contemplated herein, pay the full Purchase Price, or carry out the Services in accordance with the terms of this Agreement and the Dismantling Services Agreement.

14. <u>Vendor's Representations and Warranties</u>:

(a) The Purchaser acknowledges and agrees that the Vendor is selling the Purchased Assets in accordance with Incoterms 2020 EXW (Ex Works Pend Oreille Mill Site, Metaline Falls, Washington) and on an as is, where is, basis, and except for those representations and warranties provided by the Vendor in Section 14(c), the Vendor does not make any other representation or warranty with respect to the Purchased Assets, including but not limited to the condition of the Purchased Assets, specific quantities or exact locations for the

Purchased Assets, fitness of the Purchased Assets for any purpose, the adequacy or sufficiency of the Purchase Assets for any purpose, the nature of the Purchased Assets as it pertains to the ease of dismantling and removing the Purchased Assets from the Site, or the Purchased Assets being in working order and good repair or free from Hazardous Conditions, and none shall be imputed or implied.

(b) The Vendor:

(i) will not, until the earlier of (A) the first to occur of May 15, 2022 or the Closing Date or (B) notification by Purchaser in writing that Purchaser no longer wishes to proceed with the sale and purchase of the Purchased Assets contemplated herein (the "**Exclusivity Period**"), directly or indirectly:

(1) induce, solicit, procure or otherwise encourage any approach from a third party regarding a sale and purchase of the Purchased Assets,

(2) transfer, assign, sell, charge or encumber any of Vendor's interests in or rights to the Purchased Assets or this Agreement to any third party, or

(3) enter into any agreement or understanding, whether or not legally binding, with a third party for a sale and purchase of the Purchased Assets; and

(ii) has not removed any assets comprising part of the Purchased Assets from the Site since September 2021 and hereby agrees not to do during the Exclusivity Period without Purchaser's consent thereto.

(c) The Vendor warrants and represents to the Purchaser (and the Purchaser relies on such representations and warranties in entering into this Agreement and the Dismantling Services Agreement) that:

(i) the Vendor is a corporation duly incorporated and organized and validly existing in good standing under the Laws of the jurisdiction of its incorporation and the Vendor has the corporate power, capacity, and authority to own the Purchased Assets and to enter into this Agreement and the Dismantling Services Agreement;

(ii) all necessary corporate and contractual action has been taken by the Vendor to authorize the execution, performance, and delivery by the Vendor of this Agreement and the Dismantling Services Agreement;

(iii) the Vendor has the right, full power and authority to convey good and marketable title to the Purchased Assets to the Purchaser;

(iv) the Purchased Assets are free and clear of all Encumbrances; and

(v) execution of this Agreement and the Dismantling Services Agreement, and transfer of the Purchased Assets to the Purchaser pursuant to this Agreement, shall not result in a breach of any of the terms and provisions of, or constitute a default under or conflict with, any agreement, indenture or other instrument to which the Vendor is a party or by which it is bound, or any judgment, decree, order or award of any court, governmental body or arbitrator, or any Law, rule or regulation applicable to the Vendor.

15. **Purchaser's Representations, Warranties, and Covenants:**

(a) The Purchaser warrants and represents to the Vendor (and the Vendor relies on such representations and warranties in entering into this Agreement and the Dismantling Services Agreement) that:

(i) the Purchaser is a corporation duly incorporated and organized and validly existing in good standing under the Laws of the jurisdiction of its incorporation and the Purchaser has the corporate power, capacity, and authority to enter into this Agreement and the Dismantling Services Agreement;

(ii) all necessary corporate action has been taken by the Purchaser to authorize the execution, performance and delivery by the Purchaser of this Agreement and the Dismantling Services Agreement;

(iii) execution of this Agreement and the Dismantling Services Agreement, and purchase of the Purchased Assets by the Purchaser pursuant to this Agreement, shall not result in a breach of any of the terms and provisions of, or constitute a default under or conflict with, any agreement, indenture or other instrument to which the Purchaser is a party or by which it is bound or any judgment, decree, order or award of any court, governmental body or arbitrator, or any Law, rule or regulation applicable to the Purchaser;

(iv) the Purchaser is not Insolvent or subject to any bankruptcy or insolvency proceedings and has not made an assignment in favour of its creditors or a proposal in bankruptcy to its creditors or any class thereof, and no petition for a receiving order has been presented in respect of it. The Purchaser has not initiated proceedings with respect to a compromise or arrangement with its creditors or for its winding up, liquidation or dissolution. No receiver or interim receiver has been appointed in respect of it or any of its undertakings, property or assets and no execution or distress has been levied on any of its undertakings, property or assets, nor have any proceedings been commenced in connection with any of the foregoing;

(v) except as set out in Schedule C, there is no requirement for the Purchaser to make any filing with or give any notice to any governmental authority or to obtain any permit, as a condition to the lawful completion of the transactions contemplated by this Agreement;

(vi) the Purchaser has not taken, and shall not take, any action that would cause the Vendor to become liable to any claim for a brokerage commission, finder's fee, or other similar arrangement; and

(vii) except for the representations and warranties of Vendor expressly set forth in Section 14, (A) Purchaser has not relied on any representation or warranty from Vendor or any other Person in determining to enter into this Agreement, (B) neither Vendor nor any other Person acting on behalf of Vendor has made any representation or warranty, express or implied, at Law or in equity (including any implied representation or warranty in respect of condition, merchantability, suitability or fitness for a particular purpose), in respect of Vendor, its business, the Purchased Assets, the transactions contemplated by this Agreement or the accuracy or completeness of any information regarding any of the foregoing that Vendor or any other Person furnished or made available to Purchaser and its representatives.

16. <u>Indemnifications</u>:

(a) The Purchaser agrees to indemnify and save harmless the Vendor and its Affiliates and the Vendor's Personnel from all Losses suffered or incurred by any of the Vendor, its Affiliates, or the Vendor's Personnel as a result of or arising in connection with:

(i) any Losses associated with Purchaser's ownership, operation or use of the Purchased Assets on and after the Closing Date; and

(ii) all Transfer Taxes.

(b) Vendor agrees to indemnify and save harmless the Purchaser and its Affiliates and the Purchaser's Personnel from all Losses suffered or incurred by any of the Purchaser, its Affiliates, or the Purchaser's Personnel as a result of or arising in connection with any Losses associated with Vendor's ownership, operation or use of the Purchased Assets prior to the Closing Date.

(c) The Purchaser hereby acknowledges that the Vendor makes no representations or warranties regarding the fitness or quality of any drawings, manuals, schematics, plans, records, logs, or other documentation received by the Purchaser from Vendor in connection with the Purchased Assets, and the Purchaser agrees that its reliance on or use of any such materials is at the Purchaser's sole risk. The Purchaser hereby releases and forever discharges the Vendor and its Affiliates and the Vendor's Personnel from all Losses suffered or incurred by the Purchaser, its Affiliates or the Purchaser's Personnel from reliance on any such materials.

(d) Neither Party or its Affiliates shall be liable to the other party or its Affiliates in contract, tort or otherwise for special or consequential damages, including, without limiting the generality of the foregoing, diminution of value, loss of profits or revenues, exemplary or punitive damages, or any other similar damages suffered by the indemnified party. However, the foregoing limitation does not apply to Losses recovered by a third party against the indemnified party for its special or consequential damages.

17. <u>Confidentiality and Public Announcements</u>:

(a) The Parties shall:

(i) maintain the confidentiality of the Confidential Information and use the Confidential Information only for the purposes provided under this Agreement; and

(ii) not disclose Confidential Information to any third party, except to Personnel of the Parties who need to know such Confidential Information to perform their duties related to the purposes of this Agreement.

(b) Each Party shall make any of its Personnel having access to Confidential Information aware of the obligations of confidentiality under this Agreement, and cause its Personnel to comply with the confidentiality obligations of this Agreement.

(c) The Parties acknowledge and agree that the above obligations of confidentiality provisions of this Article shall not apply to:

(i) the disclosure of Confidential Information to any public or private lender or financing agency or institution, to any Other Contractors or Subcontractors that the Parties may engage, or to Personnel of the Parties, provided that:

(1) the disclosure shall only be for the purposes of furthering the discharge of the Parties' obligations under this Agreement or the Dismantling Services Agreement;

(2) the disclosure shall only be to the extent where such Person or entity has a legitimate business need to know; and

(3) the disclosing party makes the Person or entity aware of the confidential nature of the Confidential Information being disclosed, and the obligations of confidentiality under this Agreement, and cause the Person or entity to comply with the confidentiality obligations of this Agreement; and

(4) the disclosure of information to any government, any agency or department thereof, or any stock exchange, to the extent required by Law or in response to a legitimate request for such information, provided that the party being required or requested to make such disclosure shall, to the extent permitted by Law, immediately notify the other party of such requirement and the terms thereof (supported by documentary evidence) prior to such disclosure, and provide the other party with the opportunity to reach agreement with the relevant government, agency or exchange regarding the content and form of disclosure before disclosing.

18. Public Announcements:

No party shall make any public announcement or public disclosure with regard to this Agreement or the Dismantling Services Agreement (including Confidential Information) without the prior written consent of the other party as to the content and timing of such announcement or disclosure, which consent shall not be unreasonably withheld, conditioned or delayed; provided that nothing in this clause shall prevent a party from making such an announcement or disclosure that is required in the good faith judgment of such party by applicable Law, regulation, or stock exchange rule.

19. Assignment and Restrictions on Alienation:

(a) This Agreement shall inure to the benefit of and be binding upon each of the Parties hereto and their respective successors, assigns, and administrators as the case may be.

(b) Neither Party shall transfer, assign, sell, charge or encumber any interests or rights of the such Party to the Purchased Assets or this Agreement prior to the Closing Date.

(c) Notwithstanding any other provision of this Agreement, the Purchaser may grant a security interest in, assign or pledge its rights and interests under this Agreement from time to time to its project finance lenders (including a metals stream purchaser providing advance payments or upfront deposits to Purchaser for the purpose of the construction and development of the Bunker Hill Mine) or a security agent on their behalf (any such project lender or agent is the "**Security Agent**'), with notice to but without consent of Vendor. In the event that any such Security Agent enforces such security interest, assignment or pledge, it will provide notice of such enforcement to Vendor and the Purchaser, and upon delivery of such notice (which notice will confirm that such Security Agent (or its assignee) agrees to be bound by the term and conditions of this Agreement), the Security Agent (or its assignee) shall be entitled to the Purchaser's interest in and rights under this Agreement. So long as the Security Agent (or its assignee) cures any monetary defaults and observes and performs the obligations of the Purchaser under this Agreement arising

from and after the date of enforcement, Vendor will continue to perform its obligations under this Agreement for the benefit of such Security Agent (or such assignee). If required by the Purchaser or any such Security Agent, Vendor will enter into a direct agreement with the Purchaser and the Security Agent confirming the provisions of this paragraph and other customary terms for direct agreements including providing the Security Agent with notices of default hereunder and an opportunity to cure same.

20. Notice:

(a) Any notice or other communication required or permitted to be given pursuant to this Agreement shall be in writing and shall be delivered in Person, transmitted by electronic mail or sent by registered mail, charges prepaid, addressed as follows:

(i) if to the Vendor:

Address: Teck Washington Incorporated
501 North Riverpoint Blvd, Suite 300
Spokane, WA 99202 U.S.A.
Attention: Mario Talarico
Email: mario.talarico@teck.com

With a copy to:
Attention: Corporate Secretary
Email: corporate.secretary@teck.com

(ii) if to the Purchaser:

Address: Silver Valley Metals Corp.
1 Mine Road,
Kellogg, Idaho 83837
Attention: Sam Ash
Email: sam.ash@bunkerhillmining.com

(iii) If to Bunker:

82 Richmond Street,
East, Toronto
Ontario, Canada MRC 1P1
Attention: Sam Ash
Email: sam.ash@bunkerhillmining.com

21. Force Majeure:

(a) Delays in or failure of performance by either Party under this Agreement shall not constitute default hereunder or give rise to any claim for damages if and to the extent such delay or failure is caused by a Force Majeure.

(b) If Force Majeure occurs and affects the performance of one Party's obligations under this Agreement, such performance shall be suspended during the period of delay caused by Force Majeure, and this shall not constitute a breach of this Agreement.

(c) The party claiming Force Majeure shall promptly provide the other with details of the situation, anticipated duration, and action being taken to mitigate or avoid the effects of Force Majeure on the work and the schedule.

(d) If Force Majeure occurs, the Parties shall immediately consult with each other in order to find an equitable solution and shall use all reasonable endeavors to minimize the consequences of such Force Majeure Event.

22. <u>Termination Events:</u>

By notice given prior to or on the Closing Date, this Agreement may be terminated:

(a) By the Vendor as follows:

(i) if the Closing Date has not occurred on or before May 15, 2022, unless Vendor is in material breach of this Agreement;

(ii) the Purchaser or any Person that directly or indirectly controls Purchaser, is Insolvent, or if the Vendor believes, acting reasonably, that any such Person shall become Insolvent; or

(iii) the Purchaser is in breach of this Agreement and Vendor notifies Purchaser of its breach of this Agreement and specifies the breach, and the Purchaser fails to remedy the breach within ten (10) days after delivery of the notice, or if the breach cannot reasonably be remedied within that period, the Purchaser fails to commence to remedy the breach within that period or thereafter fails to diligently remedy the breach within a reasonable time thereafter, but in any event not exceeding twenty (20) days.

(b) By the Purchaser as follows:

(i) if the Closing Date has not occurred on or before May 15, 2022, unless Purchaser is in material breach of this Agreement;

(ii) the Vendor or any Person that directly or indirectly controls Vendor, is Insolvent, or if the Purchaser believes, acting reasonably, that any such Person shall become Insolvent; or

(iii) the Vendor is in breach of this Agreement and Purchaser notifies Vendor of its breach of this Agreement and specifies the breach, and the Vendor fails to remedy the breach within ten (10) days after delivery of the notice, or if the breach cannot reasonably be remedied within that period, the Vendor fails to commence to remedy the breach within that period or thereafter fails to diligently remedy the breach within a reasonable time thereafter, but in any event not exceeding twenty (20) days.

23. <u>Termination Obligations:</u>

(a) Upon termination of this Agreement:

(i) the Parties shall promptly discontinue performance of and otherwise wind up its activities under the Dismantling Services Agreement all in a prompt and orderly manner;

(ii) the Parties expressly waives all Claims for loss of anticipated profit, revenue, overhead or other such amounts arising from such termination;

(iii) termination is without prejudice to any other right or remedy otherwise available to a Party in respect of any breach of this Agreement by the other Party prior to termination; and

(iv) except as described in Section 11(b)(i), the Vendor may retain the Advance Payment previously paid by the Purchaser as liquidated damages, which are a genuine estimate of Losses suffered by the Vendor and not a penalty.

24. Survival:

(a) The Parties acknowledge and agree that the following Sections of this Agreement [1]shall survive the termination of this Agreement: 16, 17, 18, 18 through 25.

25. General:

(a) **Governing Law.** This Agreement shall be governed by and interpreted in accordance with the Laws of the state of Washington, excluding any rules pertaining to the conflict of Laws which would result in the application of any other law.

(b) **Compliance with Law**. The Parties shall ensure their respective compliance with applicable Laws including any and all environmental requirements and Vendor's Site policies, standards and requirements and Schedule C – Permits.

(c) **Consent to Jurisdiction**. The Parties hereto hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within the State of Washington over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action proceeding related thereto may be heard and determined in such courts. The Parties hereby irrevocably waive, to the fullest extent permitted by applicable Law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the Parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(d) **Waiver of Jury Trial**. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (1) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO SUCH PARTY THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (2) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (3) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (4) IT HAS BEEN INDUCED TO ENTER INTO THIS

AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 25(d).

(e) **Further Assurances.** The Parties shall execute all such further and other deeds and documents promptly and when required and shall and do perform, or cause to be done or performed, all such acts as shall be reasonably necessary to ensure the purchase and sale of the Purchased Assets is duly completed in accordance with the terms hereof.

(f) **Entire Agreement.** This Agreement and the Dismantling Services Agreement constitute the entire agreement between the Parties, and supersedes and replaces any previous negotiations, agreements, rights, commitments and understanding in respect of the subject matter hereof, including the MOU. No supplement, modification, waiver, or termination of this Agreement will be binding unless executed in writing by the party to be bound thereby.

(g) **Amendment and Waivers.** No amendment, waiver, or variation of the terms, conditions, warranties, covenants, agreements and undertakings set forth herein shall be of any force or effect unless in writing and agreed to by the Parties hereto.

(h) **Severability**. Any provision of this Agreement that is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability and shall be severed from the balance of this Agreement, all without affecting the remaining provisions of this Agreement or affecting the validity or enforceability of the remaining provisions.

(i) **Time of Essence.** Time shall in all respects be of the essence hereof.

(j) **Costs.** Each of the Parties shall be responsible for the payment of its own costs, expenses, legal fees, and disbursements incurred or to be incurred by it in negotiating and preparing this Agreement and all documents required to be delivered pursuant to this Agreement and in otherwise performing the transactions contemplated by this Agreement.

(k) **Counterparts.** This Agreement may be executed and delivered in electronic form in one or more counterparts, each of which shall be deemed to be original and which counterparts together shall constitute one and the same agreement of the Parties hereto.

Each party by its duly authorized representative(s) have duly executed this Agreement.

TECK WASHINGTON INCORPORATED

By:______________________________
Name:
Title:

By:______________________________
Name:
Title:

SILVER VALLEY METALS CORP.

By: [signature]
Name: Sam Ash
Title: CEO

By: [signature]
Name: Bradley Barnett
Title: Secretary

SCHEDULE A

MILL EQUIPMENT LIST

Purchase Price allocation = Purchase Price (option selected by Vendor) less $250,000 USD

CRUSHING

P&ID	Description	Size	HP	Ph	Volts	RPM	Motor Frame	Vendor
D-K874-31N-002	**Coarse OreBin #1 Discharge Fdr**	30" x 66"	4	3	480			Eriez
D-K874-31N-002	Coarse Ore Bin #1 Discharge Feeder Chute							Unifab
D-K874-31N-002	**Coarse OreBin #2 Discharge Fdr**	30" x 66"	4	3	480			Eriez
D-K874-31N-002	Coarse Ore Bin #2 Discharge Feeder Chute							Unifab
D-K874-31N-002	Coarse Ore Bin #1 Reclaim Conveyor S3	30"x30'	7.5			1750	213T	
D-K874-31N-002	Coarse Ore Bin #2 Reclaim Conveyor S4	30"x84'	7.5	3	480	1750	213T	
D-K874-31N-003	Tertiary Screening Feed Conveyor S5	36"x176'	25			1750	284T	
D-K874-31N-003	Tertiary Screening Metal Detector	Oretronics III	.04	1	115			Ramsey
D-K874-31N-003	Conveyor S6A / S6B Head Chute							
D-K874-31N-002	Conveyor S3,S4,S5 Feed Chute							Unifab
D-K874-31N-003	Conveyor S8a / S8b Head Chute							Unifab
D-K874-31N-003	Conveyor S5 Head Chute							Unifab
D-K874-31N-003	S5 Flop Gate Actuator							
D-K874-31N-003	**#1 Tertiary Screen**	5'x12'x5/8"						
D-K874-31N-003	#1 Tertiary Screen Product Chute							
D-K874-31N-003	#1 Tertiary Screen Oversize Chute							
D-K874-31N-003	**#2 Tertiary Screen**	5'x12'x5/8"						
D-K874-31N-003	#2 Tertiary Screen Product Chute							
D-K874-31N-003	#2 Tertiary Screen Oversize Chute							
D-K874-31N-003	Product Conveyor S6a	36'x14'	2	3	480	1750	145T	
D-K874-31N-003	Product Conveyor S6b	36'x14'	2	3	480	1750	145T	
D-K874-31N-003	Crusher Feed Conveyor S7a	24"x36'	5	3	480	1750	184T	
D-K874-31N-003	Conveyor S7a Head Chute							
D-K874-31N-003	Crusher Feed Conveyor S7b	24"x36'	5	3	480	1750	184T	
D-K874-31N-003	Conveyor S7b Head Chute							
D-K874-31N-003	**Tertiary Crusher #1 - Hydrocone**	7-60	150	3	480	900		
D-K874-31N-003	Tertiary Crusher #1 Lube Unit		2	3	480	900	254	Existing
D-K874-31N-003	Tertiary Crusher #1 Hydraulic Unit		1.5	3	480	1150	224	Existing
D-K874-31N-003	**Tertiary Crusher #2 - Hydrocone**	7-60	150	3	480	900		
D-K874-31N-003	Tertiary Crusher #2 Lube Unit		2	3	480	900	254	Existing
D-K874-31N-003	Tertiary Crusher #2 Hydraulic Unit		1.5	3	480	900	224	Existing
D-K874-31N-003	Conveyor S9	30"x300'	40	3	480	1750	324T	
D-K874-31N-003	Conveyor S9 / S10 Transfer Chute							
D-K874-31N-003	Fine Ore Bin Transfer Conveyor S10	24"x32'	5	3	480	1750	184T	
D-K874-31N-003	Conveyor S10 / S11 Transfer Chute							
D-K874-31N-003	Fine Ore Bin Transfer Conveyor S11	24"x32'	5	3	480	1750	184T	
D-K874-31N-003	Fine Ore Bin Transfer Conveyor #2 Head Chute							
D-K874-31N-003	Tertiary Crusher #1 Discharge Conveyor S8a	30"x47'	7.5	3	480	1750	213T	
D-K874-31N-003	Conveyor S8a Feed Chute							
D-K874-31N-003	Tertiary Crusher #2 Discharge Conveyor S8b	30"x47'	7.5	3	480	1750	213T	
D-K874-31N-003	Conveyor S8b Feed Chute							
D-K874-31N-002	#1 Dust Collector Slurry Pump Box	2'8"x2'8"x4'						Unifab
D-K874-31N-002	Tertiary Crushing #1 Dust Collector	13.5'x11.5'x17.7'						CGS
D-K874-31N-002	Tertiary Crushing #1 Dust Collector Fan	6'x7'x6'	50	3	480	1800	326T	CGS
D-K874-31N-002	#2 Dust Collector Slurry Pump Box	5'x5'x5'-8"						Unifab
D-K874-31N-002	Tertiary Crushing #2 Dust Collector	13.5'x11.5'x20.2'						CGS
D-K874-31N-002	Tertiary Crushing #2 Dust Collector Fan	6'x7'x8'	50	3	480	1800	326T	CGS
D-K874-31N-002	Coarse Ore Bin Sump Pump	2" hose barb	5.4	3	480	3400		Spokane Pump
D-K874-31N-003	Tertiary Crushing O/H Crane							
D-K874-31N-003	Fine Ore Bin Flop Gate #1							
D-K874-31N-003	Fine Ore Bin Flop Gate #2							
D-K874-31N-001	Fine Ore Bin Flop Gate #1 Actuator							
D-K874-31N-001	Fine Ore Bin Flop Gate #2 Actuator							
	Overhead Crane							

GRINDING

P&ID	Description	Size	HP	Ph	Volts	RPM	Motor Frame	Vendor
	#1 Fine Ore Bin Discharge Chute							P&S Fabricators
	#1 Fine Ore Bin Transition Plate							P&S Fabricators
	#1 Fine Ore Bin Blinding Plate							P&S Fabricators
D-K874-32N-202	#1 Fine Ore Bin Discharge Knife Gate							P&S Fabricators
	#2 Fine Ore Bin Discharge Chute							P&S Fabricators
	#2 Fine Ore Bin Transition Plate							P&S Fabricators
	#2 Fine Ore Bin Blinding Plate							P&S Fabricators
D-K874-32N-201	#2 Fine Ore Bin Discharge Knife Gate							P&S Fabricators
	#3 Fine Ore Bin Discharge Chute							P&S Fabricators
	#3 Fine Ore Bin Transition Plate							P&S Fabricators
	#3 Fine Ore Bin Blinding Plate							P&S Fabricators
D-K874-32N-200	#3 Fine Ore Bin Discharge Knife Gate							P&S Fabricators
D-K874-32N-202	**#1 Fine OreBin Discharge Fdr**	18"x42"	.75					Peacock/FMC
D-K874-32N-201	**#2 Fine OreBin Discharge Fdr**	18"x42"	.75					Peacock/FMC
D-K874-32N-200	**#3 Fine OreBin Discharge Fdr**	18"x42"	.75					Peacock/FMC
D-K874-32N-202	**#1 Ball Mill Feed Conveyor**	18"x46'	3	3	460	1800	182T	IECO
D-K874-32N-202	#1 Ball Mill Feed Conveyor Weightometer	2 idler						Thermo Ramsey
D-K874-32N-201	**#2 Ball Mill Feed Conveyor**	18"x46'	3	3	460	1800	182T	IECO
D-K874-32N-201	#2 Ball Mill Feed Conveyor Weightometer	2 idler						Thermo Ramsey
D-K874-32N-200	**#3 Ball Mill Feed Conveyor**	18"x46'	3	3	460	1800	182T	IECO
D-K874-32N-200	#3 Ball Mill Feed Conveyor Weightometer	2 Idler						Thermo Ramsey
D-K874-32N-202	**#1 Ball Mill**	10' Dia.x8'	400					
	#1 Ball Mill Drive Motor Mounting Base							P&S Fabricators
	#1 Ball Mill Feed Chute							P&S Fabricators
D-K874-32N-201	**#2 Ball Mill**	10' Dia.x8'	400					
	#2 Ball Mill Drive Motor Mounting Base							P&S Fabricators
	#2 Ball Mill Feed Chute							P&S Fabricators
D-K874-32N-200	**#3 Ball Mill**	10' Dia.x8'	400					
	#3 Ball Mill Drive Motor Mounting Base							P&S Fabricators
	#3 Ball Mill Feed Chute							P&S Fabricators
D-K874-32N-200	**Grinding Overhead Crane**							
D-K874-32N-202	Ball Mill Ball Charging Hopper #1							P&S Fabricators
D-K874-32N-200	Ball Drum Lifter/Tilter							Tenaquip
D-K874-32N-201	Ball Mill Ball Charging Hopper #2							P&S Fabricators
D-K874-32N-200	Ball Mill Ball Charging Hopper #3							P&S Fabricators
D-K874-32N-403	**Zinc Regrind Cyclopac**	3-10" Dia. Hydrocyclones						KREBS
D-K874-32N-403	**Zinc Regrind Mill**	9'6"dx12'l	500			1160		
D-K874-32N-403	Zinc Regrind Mill Feed Chute							P&S Fabricators
D-K874-32N-403	Zinc Regrind Mill Discharge Chute							P&S Fabricators
D-K874-32N-300	Zinc Regrind Mill Lubrication System							
D-K874-32N-403	**Zinc Regrind Cyclone Feed Pump box**	5'x5'x5'-8"						Unifab
D-K874-32N-403	**Zinc Regrind Cyclone Feed Pump**	8x6x16	50			1800	326T	Svedala
	Regrind Mill Gear Spray Barrel Pump							

FLOTATION

P&ID	Description	Size	HP	Ph	Volts	RPM	Motor Frame	Vendor
D-K874-32N-402	Flotation Area Crane	3 ton	5/3/2	3	480			
D-K874-32N-400	**Lead Rougher Cells**	5x300 cu.feet	5x15	3	460	1200	284T	GL&V / DO
D-K874-32N-401	**Lead 1st Cleaner Cells**	5x50 cu.feet	5x7.5	3	460	1200	254T	Svedala
D-K874-32N-401	**Lead 2nd Cleaner Cells**	2x50 cu.feet	2x7.5	3	460	1200	254T	Svedala
D-K874-32N-401	**Lead 3rd Cleaner Cells**	50 cu.feet	7.5	3	460	1200	254T	Svedala
D-K874-32N-401	**Lead 4th Cleaner Cells**	50 cu.feet	7.5	3	460	1200	254T	Svedala
D-K874-32N-402	**Zinc Rougher Cells**	8x300cu.feet	8x15	3	460	1200	284T	GL&V / DO
D-K874-32N-403	**Zinc 1st Cleaner Cells**	10x100 cu. Feet	10x15	3	460	1200	284T	Svedala
D-K874-32N-403	**Zinc 2nd Cleaner Cells**	4x100 cu. Feet	4x15	3	460	1200	284T	Svedala
D-K874-32N-403	**Zinc 3rd Cleaner Cells**	2x100 cu. Feet	2x15	3	460	1200	284T	Svedala
D-K874-32N-403	**Zinc 4th Cleaner Cells**	2x100 cu. Feet	2x15	3	460	1200	284T	Svedala
D-K874-32N-006	Flotation Cells Blower	14 x 14	150			3500	445TS	Spencer
D-K874-32N-400	Zinc Conditioning Tank Agitator	STX-11	10	3	460	1800		Hayward Gordon
D-K874-32N-400	**Lead Rougher Conc. Pump**	8 x 2	5			1800	184T	Svedala
D-K874-32N-401	**Lead 1st Cleaner Conc. Pump**	8 x 2	5	3	480	1800	184T	Svedala
D-K874-32N-401	**Lead Final Conc. Pump**	8 x 2	5			1800	184T	Svedala
D-K874-32N-400	**#1 Zinc Rougher Feed Pump**	8x6x16	40			1800	324T	Svedala
D-K874-32N-400	**#2 Zinc Rougher Feed Pump**	8x6x16	40			1800	324T	Svedala
D-K874-32N-402	Zinc Area Sump Pump	2"	7.5	3	460	1800	213T	Toyo
D-K874-32N-400	Lead Area Sump Pump	2"	10	3	460	1800	215T	Toyo
D-K874-32N-402	**Zinc Rougher Conc. Pump**	8 x 6	7.5			1800	213T	Svedala
D-K874-32N-403	**Zinc 1st Cleaner Conc. Pump**	8 x 4	7.5			1800	213T	Svedala
D-K874-32N-403	**Zinc 2nd Cleaner Tailings Pump**	8 x 2	5			1800	184T	Svedala
D-K874-32N-403	**Zinc Final Conc. Pump**	8 x 4	7.5			1800	213T	Svedala
D-K874-32N-400	Zinc Conditioning Tank	10' Dia.x8'-8"						Tri-State Metal Fab
D-K874-32N-400	Zinc Rougher Feed Pumpbox	5'-6"x6'-6"x6'-6"						Unifab
D-K874-32N-402	Lead Second Cleaner Concentrate Pump	8 x 2	5					Svedala
	Sample Pumps (air diaphragm)							

DEWATERING

P&ID	Description	Size	HP	Ph	Volts	RPM	Motor Frame	Vendor
D-K874-32N-500	**Lead Thickener**	20' Dia.						Westpro
D-K874-32N-500	**Lead Thickener U/F Pump**	Bredel SPX65N	10	3	460	1800	215TC	Hayward Gordon
D-K874-32N-500	**Lead Disc Filter**	6' Dia.x4 Disk	1					
D-K874-32N-500	Lead Disc Filter Discharge Chute							P&S Fabricators
D-K874-32N-500	Lead Filter Filtrate Receiver							
D-K874-32N-500	Lead Filter Seal Pot							P&S Fabricators
D-K874-32N-500	**Lead Filter Filtrate Pump**	Dean 1.5 x 1	1	3	480	1800	143T	National Process
D-K874-32N-500	Lead Thickener O/F Recycle Pumpbox	2'x4'11x3'3"						Unifab
D-K874-32N-500	Vacuum System Moisture Separator							
D-K874-32N-500	Vacuum System Moisture Separator Seal Pot							
D-K874-32N-500	#1 Vacuum Pump		40	3	480			
D-K874-32N-500	#2 Vacuum Pump		25	3	480			
D-K874-32N-500	Lead Thickener Sump Pump	2"	10	3	480	1800	215T	Toyo
D-K874-32N-500	Lead Thickener Rake	20' Dia.	2	3	460	900	213TC	Westpro
D-K874-32N-501	**Zinc Thickener**	30' Dia.						Westpro
D-K874-32N-501	**Zinc Thickener U/F Pump**	Bredel SPX65N	10	3	460	1800	215TC	Hayward Gordon
D-K874-32N-501	**Zinc Disc Filter**	6' Dia. x8 Disk	1.5			1200		GL&V
D-K874-32N-501	Zinc Disc Filter Discharge Chute TOP							P&S Fabricators
	Zinc Disc Filter Discharge Chute Bottom							P&S Fabricators
D-K874-32N-501	Zinc Filter Filtrate Receiver							
D-K874-32N-501	Zinc Filter Seal Pot							P&S Fabricators
D-K874-32N-501	**Zinc Filter Filtrate Pump**	Dean 1.5 x 1	1	3	480	1800	143T	National Process
D-K874-32N-501	Lead / Zinc Thickener O/F Pump Box	3'-6" Dia x 5'-6"						Unifab
D-K874-32N-501	Lead / Zinc Thickener O/F Pump	GIW 3x2	7.5	3	460	1800	213T	Process Engineers
D-K874-32N-501	Zinc Thickener Rake	30' Dia.	3	3	460	900	215TC	Westpro
D-K874-32N-501	Zinc Concentrate Loadout Conveyor	18"x92'	3	3	480	1800	182T	IECO
D-K874-32N-501	Zinc Concentrate Loadout Weightometer	1 idler						Thermo Ramsey
D-K874-32N-501	Zinc Thickener Sump Pump	2"	10	3	480	1800	215T	Toyo
D-K874-32N-006	Maintenance Compressor	350 CFM	75	3	480	1800		Glenbrook
D-K874-32N-501	Concentrate Truck Scale	100 ton						Mettler Toledo
D-K874-32N-500	Lead Thickener Feed Pump	2 x 2 - 10 SRL	5	3	480	1800	184T	Sullivan Mine
D-K874-32N-501	Weighscale Sump Pump	2" hose barb	5.4	3	480	3400		Spokane Pump
D-K874-32N-006	Instrument Air Dryer	Dual Tower, 8'	240w	1	120			Glenbrook
D-K874-32N-006	Instrument Air Receiver	30"dia x 84" tall						Sullivan Mine
D-K874-32N-006	Instrument Air Compressor	208 CFM	50	3	575	1800		Sullivan
D-K874-32N-006	Maintenance Air Receiver	3'dia x 7' tall						Glenbrook
D-K874-32N-501	Zinc Thickener Feed Tank							P&S Fabricators
D-K874-32N-500	Load-Out Area Baghouse	13.1'x9.3'x33.7'	1.5 & .5	3	480	1800		Glenbrook
D-K874-32N-500	Load-Out Baghouse Fan	Novenco size 950	100	3	480	1800	404T	Glenbrook

Larox Filter

P&ID	Description	Size	HP	Ph	Volts	RPM	Motor Frame	Vendor
35-045	Pressing Water Tank							
35-057	Crane, 7.5T bridge							
35-049	Larox Feed Tank							
35-052	Pressing Water Pump							
35-054	Larox Sump Pump							
35-052	Larox feed Tank Agitator							
35-060	Filter Closing Device	20HP VFD						
35-061	Filter Cloth Drive	5HP 1160rpm						
35-051	Larox Slurry Feed Pump #2 Spec. - 420 GPM @ 2	HM100 Belt Driven VFD						Metso
35-050	Larox Slurry Feed Pump #1 Spec. - 420 GPM @ 2	HM100 Belt Driven VFD						Metso
35-031	GD air compressor 440cfm @125psi	EBP99J						Gardner Denver
35-035	Air Reciever Tank 3750 GAL., 6' dia X 238" high	Sylvan 150 PSI						
35-029	Larox pressure Filter PF 32	32 m2, 1.44 m3 volume						

REAGENTS

P&ID	Description	Size	HP	Ph	Volts	RPM	Motor Frame	Vendor
D-K874-32N-600	Cyanide Mix Tank	3'-9" Dia.x4'						Tri-State Metal Fab
D-K874-32N-600	Cyanide Holding Tank	4'-3" Dia.x4'						Tri-State Metal Fab
D-K874-32N-600	Cyanide Transfer Pump	1-1/2"x1-1/4"	2			3600		Acklands Grainger
D-K874-32N-600	Cyanide Recirculation Pump	1-1/2"x1-1/4"	2			3600		Acklands Grainger
D-K874-32N-601	Copper Sulphate Mix Tank	8' Dia.x8'						Palmer Mfg & Tank
D-K874-32N-601	Copper Sulphate Mix Tank Agitator	MODEL HRFX-20-613	2	3	480	1200		Hayward Gordon
D-K874-32N-601	Copper Sulphate Mix Tank Feed Chute							P&S Fabricators
D-K874-32N-601	Copper Sulphate Holding Tank	8' Dia. X 7'6"						
D-K874-32N-601	Copper Sulphate Transfer Pump	3"x1.5"	3			1800		Thurston Machine
D-K874-32N-601	MIBC Head Tank	2'-6" Dia. x5'						Tri-State Metal Fab
D-K874-32N-602	Amyl Xanthate Mix Tank	5' Dia. X 4'						Tri-State Metal Fab
D-K874-32N-602	Amyl Xanthate Mix Tank Agitator	GC-34	3/4	3	480	1800		Hayward Gordon
D-K874-32N-602	Amyl Xanthate Mix Tank Feed Chute							P&S Fabricators
D-K874-32N-602	Amyl Xanthate Holding Tank	5'Dia. X5'						Tri-State Metal Fab
D-K874-32N-602	Amyl Xanthate Transfer Pump	2x2 - 10 SRL	5	3	480	1800	184T	Sullivan Mine
D-K874-32N-600	Lead Thickener Flocculant Metering Pump	1/2"	1	1	120	1800	56C	Northwest Pump
D-K874-32N-600	Zinc Thickener Flocculant Metering Pump	1/2"	1	1	120	1800	56C	Northwest Pump
D-K874-32N-603	Lime Silo	12'Dia x 50'	1 1/2	3	30-26			Slogan Engineering
D-K874-32N-603	Lime Silo Baghouse	34" x 34" x 84"	1/6	1	120			Slogan Engineering
D-K874-32N-603	Lime Slaker Screw Feeder		1	1	230			Slogan Engineering
D-K874-32N-603	Lime Slurry Storage Tank	12' dia x 10'						Slogan Engineering
D-K874-32N-603	Lime Slurry Storage Tank Agitator		2	3	30-46	1200	184TC	Slogan Engineering
D-K874-32N-603	Lime Slurry Circulation Pump #1	GIW 3x2	15	3	460	1800	254T	Process Engineers
D-K874-32N-603	Lime Slurry Circulation Pump #2	GIW 3x2	15	3	460	1800	254T	Process Engineers
D-K874-32N-603	Reagent Area Scrubber	24"diax14.5'h						CGS
D-K874-32N-603	Reagent Area Scrubber Fan	NYB Size 144 CWUB	3	3	480	1800	182T	CGS
D-K874-32N-603	Reagent Area Scrubber Seal Pot							
D-K874-32N-603	Reagent Area Sump Pump	2"	5	3	460	1800	184T	Toyo
D-K874-32N-600	Flocculant Mix Station		2.3	1	120			Sullivan Mine
D-K874-32N-601	MIBC Barrel Pump	1"	1/2	1	120	9500		Northwest Pump

D-K874-32N-600	Flocculant Screw Feeder							Sullivan Mine
D-K874-32N-600	Flocculant Mix Tank	30 Gal.						Sullivan Mine
D-K874-32N-600	Flocculant Mix Tank Agitator			1	120			Sullivan Mine
D-K874-32N-600	Flocculant Holding Tank	50 Gal.						Sullivan Mine

SCHEDULE B

SITE

Pend Oreille Mine
Address: Teck Washington Inc, 1382 Pend Oreille Mine Rd Metaline Falls, WA 99153
The Pend Oreille Mine turnoff is located 2 miles NE of Metaline Falls, WA. The mine is located 1.5 miles down the Pend Oreille Mine Road.

Co-ordinates:
48deg52’57.60”N
117deg21’34.56”W
Elevation: 2189 ft

Aerial Overview:


Grandview Campground
1382 Pend Oreille Mine Rd
Pend Oreille Mine Rd
Google Earth

Aerial Site view:


Concentrate Storage
Ball Mills
Flotation & Concentrate
Fine Ore Bins
Tertiary Crushing & Screening

Aerial view of facilities and access road:



433915460031
433915460031
433915460031
Pend Oreille Mine Rd

Site location relative to Metaline Falls:



1382 Pend Oreille Mines Road
Teck Washington
Metaline Falls
Cutter Theatre
Google
8 min

SCHEDULE C

PERMITS

Authority	Name or Nature of Permit	Responsibility to Obtain and Maintain	Notes
Pend Oreille County	Demolition Permit	Purchaser	The County does not appear to have a separate application for demolition permits, but relies instead on its general commercial building permit application. The application will require a site plan identifying the location and elevation of all structures to be demolished, including showing the distance to the shoreline setback to demonstrate that the work occurs outside the shoreline setback area. The building permit to demolish structures is issued by the Planning Director with appeal potential to the Planning Commission. Other permits may be required by contractors, waste haulers or disposal sites involved in performing portions of the work (e.g., disposing of any asbestos or lead paint materials off-site).
Mine Safety Health Administration (MSHA)	Safety	Purchaser	
Washington State Department of Ecology	Construction Stormwater Permit	Vendor	
Washington State Department of Ecology	Hazardous Waste Program	Vendor	
	Graham Road Landfill - refuse and construction debris disposal	Vendor	
Additional permits and regulatory authorities necessary as determined by the Parties for the purposes described in this Agreement and the Dismantling Services Agreement.			

SCHEDULE D
INVENTORY SPARE PARTS LISTING

Purchase Price allocation = $250,000 USD

MILL

Supplier Part #	TWI Stock Code	Item Description Detail	Description	Quantity On Hand	UM	Vendor
10663R	10663R	REGRIND MILL ,33-002	PINION, SHAFT, ASSEMBLY	1	EA	K&N ELECTRIC MOTORS INC
C51R1614IC2	9760R	FLOAT CELLS	BLOWER, SPENCER,4500SCFM3500RPM	1	EA	SPENCER TURBINE COMPANY
BM PINION ASSY	11226	BALL MILL PINNION SHAFT ASSY	BALL MILL PINION SHAFT ASSY	1	EA	K&N ELECTRIC MOTORS INC
PNAEHGPA001	8713R	BALL MILLS, FRAME N5810	MOTOR, 400HP, 900RPM, TEFC	1	EA	PREMIER ELECTRIC MOTORS INC
XL-250	11077R	NASH XL250 VACUUM PUMP	PUMP	1	EA	COURTNEY & NYE, INC.
Y0920180938003R	8622R	RECLAIM WATER PUMP (N70)	MOTOR, 150HP, 1780RPM, TEFC	1	EA	PREMIER ELECTRIC MOTORS INC
P44G363	2219R	FLOTATION CELL, SPENCER BLOWER	MOTOR, 150HP 3600RPM 445TS PRM	1	EA	PREMIER ELECTRIC MOTORS INC
128354M1	1305	SLURRY PUMP, METSO SPVC 365-6"	CASING, RUBBER LINED	1	EA	NORTHWEST PUMP & EQUIPMENT CO
F6061230123	9134	LAROX FILTER PRESS, 35-029	VALVE, PINCH, V02, V03	2	EA	PHOENIX FILTRATION INC
82309B25A.SLC1	9262	LEAD DISC FILTER	WEARPLATE, 16", STL	1	EA	FLSMIDTH INC
P34652	8877	LAROX FILTER PRESS, 35-029	ROLLER, TENSIONING, ITEM 20	2	EA	PHOENIX FILTRATION INC
134033M1	1303	SLURRY PUMP, METSO SPVC 304-4"	CASING, RUBBER LINED	2	EA	NORTHWEST PUMP & EQUIPMENT CO
579327	1874	FLOTATION CELLS	SENSOR, LEVEL	1	EA	METSO MINERALS, PUMPS & PROCESS
F6061230013	9135	LAROX FILTER PRESS, 35-029	VALVE, PINCH, V07	2	EA	PHOENIX FILTRATION INC
BALLMILLFEEDBOX3	10054R	BALL MILL, FEED PIPING	BOX, FEED, BALL MILL 3	1	EA	ASSOCIATED RUBBER & MECHANICAL
P314526/316	9119	LAROX FILTER PRESS, 35-029	ROLLER, WORM GEAR	8	EA	PHOENIX FILTRATION INC
P33453	6684	LAROX FILTER, SCREWJACK ASSY	SCREW, RIGHT HAND	1	EA	PHOENIX FILTRATION INC

90135	6127	LAROX FILTER PRESS, 35-029	CLOTH, 41-3/8"' X 195.2'	3	EA	PHOENIX FILTRATION INC
520150002131BE	5643	MILL MAKE UP WATER	VALVE, PINCH, 1.5 5200 SERIES	1	EA	RED VALVE C/O ANTEC CORPORATION
1011876	9714	BALL MILL HYDROCYCLONE 32-024	DISTRIBUTOR	1	EA	WEIR SLURRY GROUP, INC.
F6061230014	9136	LAROX FILTER PRESS, 35-029	VALVE, PINCH, V05, V06	2	EA	PHOENIX FILTRATION INC
13586M1	4858	SLURRY PUMP, METSO SPVC 232-2"	SHAFT, SLURRY PUMP	2	EA	NORTHWEST PUMP & EQUIPMENT CO
113331	1191	ROUGHER LEAD CELL, 34-001	PLUG, DART POLYU 8" VLV SEAT	2	EA	FLSMIDTH INC
265103	6698	LEAD & ZINC UNDERFLOW PUMP	ROTOR	1	EA	WATSON-MARLOW INC.
400092	9683	CYCLONE FEED PUMPS	CASING, PUMP	3	EA	TOWNLEY FOUNDRY & MACHINE CO. INC.
PDCH1960PU70	1259	SLURRY PUMP, METSO HR150	IMPELLER, RUBBER LINED	3	EA	NORTHWEST PUMP & EQUIPMENT CO
P33454	6685	LAROX FILTER, SCREWJACK ASSY	SCREW, LEFT HAND	1	EA	PHOENIX FILTRATION INC
00017668	4379R	ROUGHER FLOTATION, CELL, 428-2	SHAFT, UPPER	4	EA	FLSMIDTH DORR-OLIVER EIMCO, INC
5995206D000028G	8701	CYCLONE FEED, GIW	PLATE, SUCTION	2	EA	ARCOM TECHNOLOGIES
GRD203050B3	10673	LEAD AND ZINC UNDERFLOW PUMPS	REDUCER, GEAR	1	EA	WATSON-MARLOW INC.
WSDPT86SUREPUMP	6476R	TAILS POND, LCRS	PUMP, 2HP, SURE, WSDPT 8-6	1	EA	EPG COMPANIES INC
KTRMG200A	9257	RECLAIM WATER PUMP, 40-007	REACTOR, SINE WAVE FILTER	1	EA	DYKMAN ELECTRICAL INC
LCDV41SM10	2538	BALL MILL STARTERS	CONTACTOR, 4-2 KV, 400AMP	1	EA	ATLAS ELECTRIC INC.
WH1004FFA	2218R	TAILS PUMP, BAG HOUSE FAN	MOTOR, 100HP 1800RPM 405T STD	3	EA	PREMIER ELECTRIC MOTORS INC
P33364	9117	LAROX FILTER PRESS, 35-029	SHAFT, CLOSING DEVICE	1	EA	PHOENIX FILTRATION INC
C78134	9873	REAGENT PUMP	METER, LMI PUMP	1	EA	NORTHWEST PUMP & EQUIPMENT CO
SAF332	11180	BALL MILL	HOUSING, PINION	2	EA	KAMAN INDUSTRIAL TECHNOLOGIES
1004	6682	LAROX FILTER, SCREWJACK ASSY	NUT, BRASS, RIGHT HAND	1	EA	PHOENIX FILTRATION INC
1005	6683	LAROX FILTER, SCREWJACK ASSY	NUT, BRASS, LEFT HAND	1	EA	PHOENIX FILTRATION INC
536181	1140	FLOATATION CELL	IMPELLER	1	EA	METSO MINERALS, PUMPS & PROCESS
PDCH2596	3237	SLURRY PUMP, METSO, MR200	IMPELLER	3	EA	NORTHWEST PUMP & EQUIPMENT CO

430049	9681	CYCLONE FEED PUMPS	PIECE, SUCTION	3	EA	TOWNLEY FOUNDRY & MACHINE CO. INC.
265104	6710	LEAD & ZINC UNDERFLOW PUMP	SHAFT, PUMP	1	EA	WATSON-MARLOW INC.
BALLMILLFEEDBOX1&2	10053R	BALL MILL, FEED PIPING	BOX, FEED, BALL MILL 1 & 2	1	EA	ASSOCIATED RUBBER & MECHANICAL
SPL	1011	FINE, COARSE ORE BIN	MONITOR, LEVEL, BULK SOLIDS	1	EA	MILLTRONICS, INC
PDCH1973	1260	SLURRY PUMP, METSO HR150	LINER, BACK, RUBBER	3	EA	NORTHWEST PUMP & EQUIPMENT CO
CPL205032P	8895	FLOATATION CELL, SPENCER BLOWE	COUPLING, FLEXIBLE	1	EA	SPENCER TURBINE COMPANY
PDCH2243	1276	SLURRY PUMP, METSO MR100 MR200	IMPELLER, RUBBER LINED	1	EA	NORTHWEST PUMP & EQUIPMENT CO
95HPHD1CC	4711	TAILS PUMP, MIN/MAX PSI 600	REGULATOR, PRESSURE, TYPE 95HP	2	EA	PCE PACIFIC, INC.
128348M1	1306	SLURRY PUMP, METSO SPVC 365-6"	IMPELLER, RUBBER LINED	1	EA	NORTHWEST PUMP & EQUIPMENT CO
29180202	6713	LEAD & ZINC UNDERFLOW PUMP	SLEEVE, WEAR RING	1	EA	WATSON-MARLOW INC.
GRC246914	10491	BALL MILLS 32-010, 11, 12, 002	PUMP, GREASE FIREBALL	1	EA	KAMAN INDUSTRIAL TECHNOLOGIES
234604-M1	10880	LEAD SECOND CLEANER	IMPELLER, PUMP	2	EA	BECKWITH & KUFFEL
TECK MINING RW FLAT P	9850	LEAD ROUGHER FEED TRASH SCREEN	PANEL, FLOT 33"LX36"W	1	EA	HENDRICK SCREEN COMPANY
PDCH1988	3236	SLURRY PUMP, METSO MR150	LINER INLET	1	EA	NORTHWEST PUMP & EQUIPMENT CO
202082	1121	FLOATATION CELL	IMPELLER	1	EA	METSO MINERALS, PUMPS & PROCESS
490D98	4666	REAGENT TRANSFER, SAMPLE PUMPS	PUMP, GORMAN RUPP	1	EA	BECKWITH & KUFFEL
C1169	8915	LEAD/ZINC ROUGHER CELL	SHAFT, IMPELLER	4	EA	BRIGGS MACHINE AND FABRICATION, LLC
WH0156FFA	2209	FLOTATION CELLS	MOTOR, 15HP, 1200RPM, 284T STD	2	EA	PREMIER ELECTRIC MOTORS INC
PDCH1990	1261	SLURRY PUMP, METSO HR150	LINER, CASING, RUBBER	2	EA	NORTHWEST PUMP & EQUIPMENT CO
501293	1139	FLOATATION CELL	HOOD	1	EA	METSO MINERALS, PUMPS & PROCESS
06559242	9739	FINE ORE VIBRATORY FEEDER	BOARD, CONTROL, SYNTON 156447	2	EA	MOTION INDUSTRIES INC
P24412	6224	LAROX FILTER PRESS, 35-029	BLADDER	4	EA	FLOWROX, INC
WJ0252FFAC	6856	LAROX WATER PRESS. PUMP 35-052	MOTOR, 25HP, 3600RPM, 284TSC	2	EA	PREMIER ELECTRIC MOTORS INC
128371M1	1304	SLURRY PUMP, METSO SPVC 304-4"	IMPELLER, RUBBER LINED	1	EA	NORTHWEST PUMP & EQUIPMENT CO

501881	1133	FLOATATION CELL	DIFFUSER, URETHANE	1	EA	METSO MINERALS, PUMPS & PROCESS
REXE100	2045	BALL MILLS 32-010, 011, 012	COUPLING, FLEX OMEGA ELEMENT	2	EA	KAMAN INDUSTRIAL TECHNOLOGIES
265203	6711	LEAD & ZINC UNDERFLOW PUMP	HUB	1	EA	WATSON-MARLOW INC.

1011895	9713	BALL MILL HYDROCYCLONE 32-024	COVER, DISTRIBUTOR	1	EA	WEIR SLURRY GROUP, INC.
101716A	6474	SLURRY PUMP, METSO SPVC 232-2"	HOUSING, BEARING, SPVC232-2	1	EA	NORTHWEST PUMP & EQUIPMENT CO
22324CCJA/W33VA406	6177	PRIM VIBRATING SCREEN, 30-005	BEARING, SHAFT, FLOAT, C-4 FIT	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
XPS40	1012	FINE, COARSE ORE BIN	SENSOR, LEVEL, BULK SOLIDS	1	EA	MILLTRONICS, INC
P21801	9115	LAROX FILTER PRESS, 35-029	SHAFT, CLOSING DEVICE	2	EA	PHOENIX FILTRATION INC
P21802	9116	LAROX FILTER PRESS, 35-029	SHAFT, CLOSING DEVICE	2	EA	PHOENIX FILTRATION INC
GRC24B596	10487	BALL MILLS 32-010, 11, 12, 002	CONTROLLER, GLC 4000, 110 VAC	1	EA	KAMAN INDUSTRIAL TECHNOLOGIES
30405369	3772	I/R VACUUM PUMP, 35-011 35-012	VALVE, INLET	1	EA	INGERSOLL RAND AIR SOLUTIONS GROUP
5006531	8797	TAILS PUMP HM150	BOX, STUFFING,METSO	3	EA	NORTHWEST PUMP & EQUIPMENT CO
22324CCJA/W33VA405	6176	PRIM VIBRATING SCREEN, 30-005	BEARING, SHAFT, FIXED, C-4 FIT	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
AW32105	10052R	BALL MILL, FEED PIPING	TRANSIT, 10" RUBBER LINED	3	EA	ASSOCIATED RUBBER & MECHANICAL
501886	1134	FLOATATION CELL	IMPELLER, URETHANE	1	EA	METSO MINERALS, PUMPS & PROCESS
612050	1362	PRIM VIBRATING SCREEN 30-005	HOUSING, BEARING HS120C-2388	4	EA	SCREEN SYSTEMS INC.
CYC01007	10583R	CYCLONE FEED PIPING	STRAIGHT, FEED 6"X181.5"	1	EA	ASSOCIATED RUBBER & MECHANICAL
CYC01012	10586R	CYCLONE FEED PIPING	STRAIGHT, FEED 6"X179.5"	1	EA	ASSOCIATED RUBBER & MECHANICAL
CYC01010	10584R	CYCLONE FEED PIPING	STRAIGHT, FEED 6"X189.75"	1	EA	ASSOCIATED RUBBER & MECHANICAL
111774C	3240	LEAD, ZINC FLT,35-003, 35-017	CLAMP, SECTOR	8	EA	FLSMIDTH INC
PD741041	7559	METSO HM100 PUMP	BACK, LINER	1	EA	NORTHWEST PUMP & EQUIPMENT CO
500806	1136	FLOATATION CELL	VALVE, DART NEOPHRENE 8"	1	EA	METSO MINERALS, PUMPS & PROCESS
10"AW32105	8892R	BALL MILL	PIPE, BALL MILL FEED	4	EA	REMA TIP TOP/NORTH AMERICA INC.

138412M1	1296	SLURRY PUMP, METSO SPVC 232-2"	IMPELLER, RUBBER LINED	4	EA	NORTHWEST PUMP & EQUIPMENT CO
CYC01011	10585R	CYCLONE FEED PIPING	STRAIGHT, FEED 6"X179.5"	1	EA	ASSOCIATED RUBBER & MECHANICAL
B4002	10589R	DISCHARGE PIPING TAILS TRAIN	PIPE, 90 8"X3-D	1	EA	ASSOCIATED RUBBER & MECHANICAL
A4003	10595R	DISCHARGE PIPING TAILS TRAIN	PIPE, 90 8"X3-D A.	1	EA	ASSOCIATED RUBBER & MECHANICAL
SKF22322EC3	11030	BALL MILL PINION BEARING	BEARING, PINION	2	EA	KAMAN INDUSTRIAL TECHNOLOGIES
501181	1131	FLOATATION CELL	HOOD	1	EA	METSO MINERALS, PUMPS & PROCESS
501292	1142	FLOATATION CELL	DIFFUSER	1	EA	METSO MINERALS, PUMPS & PROCESS
PTME9253	2744	REAGENT AREA SCRUBBER 36-041	ELIMINATOR, MIST	1	EA	CLEAN GAS SYSTEMS, INC.
PDCF2539	1264	SLURRY PUMP, METSO HR150	SLEEVE, SHAFT SPACER	1	EA	NORTHWEST PUMP & EQUIPMENT CO
PDCH2162	1277	SLURRY PUMP, METSO MR100 MR200	LINER, BACK RUBBER	2	EA	NORTHWEST PUMP & EQUIPMENT CO
P34853	6686	LAROX FILTER, SCREWJACK ASSY	FLANGE, MOTOR	1	EA	LAROX INC
P45492	9112	LAROX FILTER PRESS, 35-029	REEL, PRESSING PLATE	3	EA	PHOENIX FILTRATION INC
P45493	9113	LAROX FILTER PRESS, 35-029	REEL, PRESSING PLATE	3	EA	PHOENIX FILTRATION INC
B4003	10590R	DISCHARGE PIPING TAILS TRAIN	PIPE,60 8"X3-D (2.25" TANGENT)	1	EA	ASSOCIATED RUBBER & MECHANICAL
4/8V1800	2482	NASH VACUUM PUMP 35-07	BELT, POWERBAND 4 GROOVE	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
101279	1120	FLOATATION CELL	DIFFUSER	1	EA	METSO MINERALS, PUMPS & PROCESS
TOSHIBA 2E	2536	BALL MILL STARTERS	RELAY, OVERLOAD, GROUND FAULT	1	EA	ATLAS ELECTRIC INC.
295167187	11179	BALL MILL	SEAL, ISO GUARD, PINION BEARING	2	EA	KAMAN INDUSTRIAL TECHNOLOGIES
4411	4411	ROUGHER LEAD CELL, 34-001	ROTOR, RUB/OUTO KUMPU STYLE	2	EA	REMA TIP TOP/NORTH AMERICA INC.
113332	1190	ROUGHER LEAD CELL, 34-001	PLUG, DART POLYU 12" VLV SEAT	1	EA	FLSMIDTH DORR-OLIVER EIMCO, INC
930XDVS2X000EK	3971	LEAD DISC FILTER	GEARBOX, WORM DRIVE, 30:1	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
223408	10704	LAROX FILTER PRESS35-029 16GAL	GREASE, DELO MOLLY MAX EP2	1	DR	FALLS FUEL SERVICE INC
72343	9129	LAROX FILTER PRESS, 35-029	SLEEVE, PV, SBRT, 16100/250/3L	2	EA	PHOENIX FILTRATION INC
B4004	10591R	DISCHARGE PIPING TAILS TRAIN	PIPE,45 8"X3-D (3" TANGENT)	1	EA	ASSOCIATED RUBBER & MECHANICAL

7305	8876	LAROX FILTER PRESS, 35-029	SLEEVE, PINCH VALVE, ITEM 10	2	EA	OUTOTEC (USA) INC.
72342	9130	LAROX FILTER PRESS, 35-029	SLEEVE, PV, SBRT, 16080/200/3L	2	EA	PHOENIX FILTRATION INC
YOP7092016AUS	10527	CAVEX CYCLONE	PIPE, OVERFLOW	3	EA	WEIR SLURRY GROUP, INC.
295167074	11195	BALL MILL	SEAL, ISO GUARD,BEARING PINION	2	EA	KAMAN INDUSTRIAL TECHNOLOGIES
WH7Y56FFAC	2204	FLOTATION CELLS	MOTOR, 7.5HP 1200 RPM 254T STD	3	EA	PREMIER ELECTRIC MOTORS INC
18231.50	2323	TAILINGS PUMP KNIFE VALVE	KIT, SEAL, CYLINDER 16"	1	EA	TYCO VALVES & CONTROLS NW
72341	9131	LAROX FILTER PRESS, 35-029	SLEEVE, PV, SBRT, 25065/165/1L	2	EA	PHOENIX FILTRATION INC
6549747P050000K	8702	CYCLONE FEED, GIW	KIT, SHAFT SLEEVE	2	EA	ARCOM TECHNOLOGIES
30405500	3771	I/R VACUUM PUMP, 35-011 35-012	VALVE, INLET	1	EA	INGERSOLL RAND AIR SOLUTIONS GROUP
30405401	3770	I/R VACUUM PUMP, 35-011 35-012	VALVE, DISCHARGE	2	EA	INGERSOLL RAND AIR SOLUTIONS GROUP
586505	1124	FLOATATION CELL	VALVE, DART NEOPRENE	1	EA	METSO MINERALS, PUMPS & PROCESS
567141	1297	SLURRY PUMP, METSO SPVC 232-2"	INLET, RUBBER LINED, 138414M1	3	EA	NORTHWEST PUMP & EQUIPMENT CO
P21G3371 + CFACE KIT	2199	LEAD THICKENER RAKE 35-014	MOTOR, 2HP, 900RPM, 213TC STD	1	EA	K&N ELECTRIC MOTORS INC
P24572	9118	LAROX FILTER PRESS, 35-029	PLATE, GRID, WORM GEAR	10	ST	PHOENIX FILTRATION INC
HR150ENRSBOLTKIT	10513	SLURRY PUMP, METSO HR150	KIT, STAINLESS STEEL BOLT	3	EA	PEAK MECHANICAL
GS136200.200	9143	MILL PUMP HOUSE	SEAL, MECHANICAL WATER PROCESS	1	EA	NORTHWEST PUMP & EQUIPMENT CO
GRC563275	10496	BALL MILLS 32-010, 11, 12, 002	VALVE, SPRAY ASSEMBLY, 4"	2	EA	KAMAN INDUSTRIAL TECHNOLOGIES
30396360	3773	I/R VACUUM PUMP, 35-011 35-012	VALVE, DISCHARGE	2	EA	INGERSOLL RAND AIR SOLUTIONS GROUP
2112V0030CN	4068	LIME SLAKER	VALVE, PLUG, 3", GEN #2100	1	EA	PARAMOUNT SUPPLY COMPANY
10004R1R55	9597	CAVEX CYCLONE	LINER, CVX CONE	5	EA	WEIR SLURRY GROUP, INC.
130081	4862	SLURRY PUMP, METSO SPVC 232-2"	COVER, BOTTOM, SLURRY PUMP	3	EA	NORTHWEST PUMP & EQUIPMENT CO
AW32104	10050R	BALL MILL, FEED PIPING	ELBOW, 10", 90, RUBBER LINED	5	EA	ASSOCIATED RUBBER & MECHANICAL
B4005	10592R	DISCHARGE PIPING TAILS TRAIN	PIPE, 8"X42.75" 300#	1	EA	ASSOCIATED RUBBER & MECHANICAL
CYC01014	10587R	CYCLONE FEED PIPING	FEED, CYCLONE, 6" 3-D 45	1	EA	ASSOCIATED RUBBER & MECHANICAL

PDCF2610	1280	SLURRY PUMP, METSO MR100 MR200	SEAL, SHAFT, SLEEVE	1	EA	NORTHWEST PUMP & EQUIPMENT CO
P411382-1600	10868	LAROX FILTER PRESS	SLURRY HOSE 1600MM	1	EA	PHOENIX FILTRATION INC
PDCH3197	1269	SLURRY PUMP, METSO MR100	LINER, CASING, RUBBER	1	EA	NORTHWEST PUMP & EQUIPMENT CO
009478B	1164	S23835 REV 1 ZINC FLT 35-017	VALVE, STEM, F/16 1/2 VLV 316S	1	EA	FLSMIDTH INC

P411382-1400	10866	LAROX FILTER PRESS	SLURRY HOSE 1400 MM	2	EA	PHOENIX FILTRATION INC
P411382-1300	10865	LAROX FILTER PRESS	SLURRY HOSE 1300MM	2	EA	PHOENIX FILTRATION INC
GRC110150	10490	BALL MILLS 32-010, 11, 12, 002	FILTER, REGULATOR, OIL ASSEMBLY	1	EA	KAMAN INDUSTRIAL TECHNOLOGIES
AW32102	10048R	BALL MILL, FEED PIPING	ELBOW, 10", 45, RUBBER LINED	2	EA	ASSOCIATED RUBBER & MECHANICAL
10018CVXR55	9599	CAVEX CYCLONE	LINER, CHAMBER COVER, CVX FEED	4	EA	WEIR SLURRY GROUP, INC.
P411382-1200	10864	LAROX FILTER PRESS	SLURRY HOSE 1200MM	2	EA	PHOENIX FILTRATION INC
265155	5880	LEAD & ZINC UNDERFLOW PUMP	COVER, INSPECTION, SPX65	1	EA	WATSON-MARLOW INC.
LOVJ08100	3288	REGRIND MILL, MOTOR TO GEARBOX	COUPLING, 4 1/2", 4 1/2" BORE	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
LOVJ00844	3289	REGRIND MILL, MOTOR TO GEARBOX	COUPLING, 4 1/2", 3 3/8" BORE	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
NU318ECJ	1290	SLURRY PUMP, SPVC304-4",365-6"	BEARING, LOWER HOUSING	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
96033	9111	LAROX FILTER PRESS 35-029	BEARING, FLANGE, CLOTH CONVEY	1	EA	PHOENIX FILTRATION INC
GRC215407	10495	BALL MILLS 32-010, 11, 12, 002	VALVE, SOLENOID	1	EA	KAMAN INDUSTRIAL TECHNOLOGIES
GRC563478	10494	BALL MILLS 32-010, 11, 12, 002	SWITCH, PROX ASSY, LED 3 PIN	1	EA	KAMAN INDUSTRIAL TECHNOLOGIES
LOVJC4.5SLEEVE	3286	REGRIND MILL, MOTOR TO GEARBOX	SLEEVE	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
112883	3243	LEAD, ZINC FLT, 35-003, 35-017	SECTOR, POLY 6' MET S-33194	20	EA	FLSMIDTH DORR-OLIVER EIMCO, INC
1.5" 5200	10916	BALL MILL	SLEEVE, 1.5" RED VALVE	1	EA	RED VALVE C/O ANTEC CORPORATION
OP20001	3941	TAILING SAMPLE LINE	INSERT, CERAMIC, ORIFICE, .625	1	EA	CERESIST, INC.

P14G9244	2198	LIME SLAKER AGITATOR, 36-036	MOTOR, 1.5HP, 1800RPM 145T STD	1	EA	K&N ELECTRIC MOTORS INC
571903	1118	FLOATATION CELL	SEAL, PLATE 304SS	1	EA	METSO MINERALS, PUMPS & PROCESS
130091	4863	SLURRY PUMP, METSO SPVC 232-2"	RING, LABYRINTH, SLURRY PUMP	3	EA	NORTHWEST PUMP & EQUIPMENT CO
22315E	1289	SLURRY PUMP, SPVC304-4",365-6"	BEARING, UPPER HOUSING	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
PTN9253	2746	REAGENT AREA SCRUBBER 36-041	NOZZLE	1	EA	CLEAN GAS SYSTEMS, INC.
204182	1123	FLOATATION CELL	BELL, STANDPIPE URETHANE	1	EA	METSO MINERALS, PUMPS & PROCESS
08699	2324	TAILINGS KNIFE VALVE	SLEEVE, GUM	2	EA	TYCO VALVES & CONTROLS NW
CYC01008	10580R	CYCLONE FEED PIPING	STRAIGHT, FEED 6"X38.75"	1	EA	ASSOCIATED RUBBER & MECHANICAL
35.4080.102	4318	T60 W353 L583, BALL MILL	PLATE, MANHOLE	3	EA	METSO MILL LINING SYSTEMS
2112V0020CN	5359	TAILINGS SAMPLE LINE	VALVE, PINCH, 2" (PLUG)	3	EA	PARAMOUNT SUPPLY COMPANY
PD730044	6392	SLURRY PUMP, METSO, HR150	FOLLOWER, GLAND "OLD STYLE*	1	EA	NORTHWEST PUMP & EQUIPMENT CO
YQRC53327C23	9602	CAVEX CYCLONE	CLAMP, QUICK RELEASE, CVX	4	EA	WEIR SLURRY GROUP, INC.
6"AW381612	9663R	TAILS PUMP	PIPE, FEED	1	EA	REMA TIP TOP/NORTH AMERICA INC.
P411383-1260	10871	LAROX FILTER PRESS	PRESSING WATER HOSE 1260 MM	2	EA	PHOENIX FILTRATION INC
P411383-1300	10872	LAROX FILTER PRESS	PRESSING WATER HOSE 1300 MM	2	EA	PHOENIX FILTRATION INC
P411383-1340	10873	LAROX FILTER PRESS	PRESSING WATER HOSE 1340 MM	2	EA	PHOENIX FILTRATION INC
CYC01009	10581R	CYCLONE FEED PIPING	STRAIGHT, FEED 6"X28.25"	1	EA	ASSOCIATED RUBBER & MECHANICAL
P411383-1220	10870	LAROX FILTER PRESS	PRESSING WATER HOSE 1220 MM	2	EA	PHOENIX FILTRATION INC
02526130	9680	CYCLONE FEED PUMPS	BOX, STUFFING	4	EA	ARCOM TECHNOLOGIES
P411383-1180	10869	LAROX FILTER PRESS	PRESSING WATER HOSE 1180 MM	2	EA	PHOENIX FILTRATION INC
5R5V132R1	4633	TAILS PUMP	SHEAVE, PUMP MOTOR	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
REN18511100001#11	2046	BALL MILLS 32-010, 011, 012	COUPLING, STUD, ASSEMBLY	32	EA	MOTION INDUSTRIES INC
524439	1114	FLOATATION CELL	COLLAR, DUST	1	EA	METSO MINERALS, PUMPS & PROCESS
96072	9126	LAROX FILTER PRESS, 35-029	BEARING, CLOTH TENSION	2	EA	PHOENIX FILTRATION INC

1000148349	9259	LEAD DISC FILTER	CONNECTOR, 6-5/8"ID, MULTIFLEX	2	EA	FLSMIDTH INC
621400	1361	PRIM VIBRATING SCREEN 30-005	SEAL, FLOAT INNER BRG HSG	2	EA	SCREEN SYSTEMS INC.
524558	1115	FLOATATION CELL	BEARING	2	EA	METSO MINERALS, PUMPS & PROCESS
621100	1360	PRIM VIBRATING SCREEN 30-005	SEAL, DRIVE INNER BRG HSG	2	EA	SCREEN SYSTEMS INC.
A4001	10593R	DISCHARGE PIPING TAILS TRAIN	REDUCER, 8"X6", A 11"	1	EA	ASSOCIATED RUBBER & MECHANICAL
B4001	10588R	DISCHARGE PIPING TAILS TRAIN	REDUCER, 8"X6", 11"	4	EA	ASSOCIATED RUBBER & MECHANICAL
A4002	10594R	DISCHARGE PIPING TAILS TRAIN	STRAIGHT, 8"X20.25"	1	EA	ASSOCIATED RUBBER & MECHANICAL
96077	9109	LAROX FILTER PRESS 35-029	BEARING, FLANGE, VAT, CLOTH	1	EA	PHOENIX FILTRATION INC
637000	1357	PRIM VIBRATING SCREEN 30-005	RETAINER, BEARING HS120C-2388	3	EA	SCREEN SYSTEMS INC.
18660166	7021	LAROX FILTER PRESS, 35-029	KIT, SEAL, PRESSING WATER PUMP	1	EA	WESTERBERG & ASSOCIATES CORP
77743	1546	LIME SCREW FEEDER 36-035	BEARING, FLANGE	1	EA	SLOGAN ENGINEERING CO.
004388	1155	S23570 REV 0 ZINC FLT 35-017	SPACER BRG M-GC 77:1 HSD BRG	1	EA	FLSMIDTH INC
PD720044	7555	METSO HM100 PUMP	FOLLOWER, GLAND	1	EA	NORTHWEST PUMP & EQUIPMENT CO
000562A	1156	S23566 REV 1 ZINC FLT 35-017	RETAINER, BRG M-GC INPUT END	1	EA	FLSMIDTH INC
PD730063	3299	SLURRY PUMP, METSO, HR150	RING, LANTERN	3	EA	NORTHWEST PUMP & EQUIPMENT CO
22217E1AKM	2891	LEAD/ZINC ROUGHER DRIVES	BEARING, 2 15/16"	4	EA	MOTION INDUSTRIES INC
REN18581100001#11	2047	BALL MILLS 32-010, 011, 012	BUSHING, NEOPRENE, COUPLING	30	EA	APPLIED INDUSTRIAL TECHNOLOGIES
501877	1132	FLOATATION CELL	BELL, STANDPIPE	1	EA	METSO MINERALS, PUMPS & PROCESS
FMC1730469A.S	5458	MILL FEED/LOADOUT CONVEYORS	ROLL, IDLER, TROUGHING	5	EA	APPLIED INDUSTRIAL TECHNOLOGIES
BRG75010	8894	FLOATATION CELL, SPENCER BLOWE	BEARING, THRUST	2	EA	SPENCER TURBINE COMPANY
5R5V97R1	4631	TAILS PUMP	SHEAVE, PUMP DRIVE	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
4TC94	4877	RAKE CLASSIFIER DRIVE MOTOR	SHEAVE, DRIVE MOTOR	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
18227.50	2322	TAILINGS KNIFE VALVE	KIT, SEAL, CYLINDER 12"	1	EA	TYCO VALVES & CONTROLS NW

2320459ND	6557	LOADOUT/BALL MILL CONVEYORS	BLADE, SCRAPER, MARTIN QC#1	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
10004R2R55	9598	CAVEX CYCLONE	LINER, EXTENSION, CVX CONE	5	EA	WEIR SLURRY GROUP, INC.
45411	4861	SLURRY PUMP, METSO SPVC 232-2"	SPACER, OUTER, SLURRY PUMP	3	EA	NORTHWEST PUMP & EQUIPMENT CO
96071	9110	LAROX FILTER PRESS 35-029	BEARING, FLANGE, VAT, CLOTH	3	EA	PHOENIX FILTRATION INC
748S/742	1283	SLURRY PUMP, MR200 HR150	BEARING, CYLINDER HOUSING	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
P31782	9123	LAROX FILTER PRESS, 35-029	PART, FASTENING. CLOTH TENSION	4	EA	PHOENIX FILTRATION INC

501700	1144	FLOTATION CELL	INSERT, 4" DIAMETER	1	EA	METSO MINERALS, PUMPS & PROCESS
530170/98768N	2971	LAROX FILTER PRESS, 35-029	GREASE, MOLYMAX52 EP NLGI#2	1	G5	FALLS FUEL SERVICE INC
PDCH2403	7563	METSO HM100 PUMP	SPACER, MID SECTION	1	EA	NORTHWEST PUMP & EQUIPMENT CO
P41715	6225	LAROX FILTER PRESS, 35-029	SEAL, PLATE	6	EA	PHOENIX FILTRATION INC
8320G200	7011	LIME SYSTEM	VALVE, 120V, ASCO	1	EA	BRANOM OPERATING OPERATING COMPANY LLC
44.6174.102	4326	T60 W160 L1320	SEGMENT, SHELL PLATE	54	EA	METSO MILL LINING SYSTEMS
CYC01006	10582R	CYCLONE FEED PIPING	STRAIGHT, FEED 6"X16"	1	EA	ASSOCIATED RUBBER & MECHANICAL
501324	1125	FLOATATION CELL	INSERT, WEAR 3" NEOPRENE	1	EA	METSO MINERALS, PUMPS & PROCESS
500941	1128	FLOATATION CELL	INSERT, 2"	1	EA	METSO MINERALS, PUMPS & PROCESS
626700	1355	PRIM VIBRATING SCREEN 30-005	SPACER, SHAFT,S#1510	1	EA	SCREEN SYSTEMS INC.
586077	1141	FLOATATION CELL	RING, IMPELLER LOCKING 304SS	1	EA	METSO MINERALS, PUMPS & PROCESS
81-20518-A2	10754	CYCLONE FEED PUMP VALVE	PROX SWITCH FOR VALVE POSITION	3	EA	PCE PACIFIC, INC.
DPMSEAL160E	7544	LAROX BOOSTER PUMP 35-053	SEAL, MECHANICAL	3	EA	*DO NOT USE - USE #26654* WESTERBERG
P41120	9114	LAROX FILTER PRESS, 35-029	SLEEVE, BEARING, SLIDE	4	EA	PHOENIX FILTRATION INC
BRG75012	8893	FLOTATION CELL, SPENCER BLOWER	BEARING, RADIAL	1	EA	SPENCER TURBINE COMPANY
29151201	6712	LEAD & ZINC UNDERFLOW PUMP	SPACER, OUTSIDE	1	EA	WATSON-MARLOW INC.

43.6055.102	4322	T60 W383 L484	PLATE, HEAD	64	EA	METSO MILL LINING SYSTEMS
101762A	4443	SLURRY PUMP, METSO SPVC 232-2"	COVER, TOP	3	EA	NORTHWEST PUMP & EQUIPMENT CO
37768132	3778	I/R VACUUM PUMP, 35-011 35-012	GASKET, VALVE COVER	2	EA	INGERSOLL RAND AIR SOLUTIONS GROUP
GRC24G485`	10486	BALL MILLS 32-010, 11, 12, 002	MANIFOLD, SECTION 3	1	EA	KAMAN INDUSTRIAL TECHNOLOGIES
501298	1143	FLOTATION CELL	PLUG, PLATE	1	EA	METSO MINERALS, PUMPS & PROCESS
G8230BPC2.25"	1445	CYCLOPAC REGRIND CIRCUIT	INSERT, APEX 2.25"	2	EA	FLSmidth USA Inc.
000568A	1157	S23571 REV 0 ZINC FLT 35-017	RETAINER, BRG M-GC 2X 1068231	1	EA	FLSMIDTH INC
LOVJC4.5ACCKIT	3287	REGRIND MILL, MOTOR TO GEARBOX	KIT	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
130061	4442	SLURRY PUMP, METSO SPVC 232-2"	SPACER, INNER	2	EA	NORTHWEST PUMP & EQUIPMENT CO
43.6054.102	4321	T60 W347 L342	PLATE, HEAD	48	EA	METSO MILL LINING SYSTEMS
P34995	6687	LAROX FILTER, SCREWJACK ASSY	ARM, TORQUE	2	EA	LAROX INC
V7710	4870	TAILS PUMP	CLAMP, 10", VICTAULIC	4	EA	NORTHWEST MINE SUPPLY
P2BSCAH107	2747	REAGENT AREA SCRUBBER 36-041	BEARING	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
497310029	1477	LOAD CELL	CARD, 4 CHANNEL SUMMING	1	EA	INDUSTRIAL SCALE
530527	1122	FLOATATION CELL	RING, LOCKING 304SS	1	EA	METSO MINERALS, PUMPS & PROCESS
501202	1127	FLOATATION CELL	PLUG, HOOD	1	EA	METSO MINERALS, PUMPS & PROCESS
654200	1359	PRIM VIBRATING SCREEN 30-005	SLINGER, OIL HS120C-2388	1	EA	SCREEN SYSTEMS INC.
4595/4535	1268	SLURRY PUMP, METSO MR100	BEARING, SET, CYLINDER HOUSING	3	EA	APPLIED INDUSTRIAL TECHNOLOGIES
628500	1356	PRIM VIBRATING SCREEN 30-005	SEAL, OIL, SINGLE LIP	1	EA	SCREEN SYSTEMS INC.
P41750	9124	LAROX FILTER PRESS, 35-029	WHEEL, CHAIN, CLOTH TENSION	4	EA	PHOENIX FILTRATION INC
501844	1137	FLOATATION CELL	VALVE, SEAT 7"	1	EA	METSO MINERALS, PUMPS & PROCESS
894800	4709	PRIM VIBRATING SCREEN 30-005	SPRING, SUPPORT	3	EA	SCREEN SYSTEMS INC.
STYLE9973	4276	MILL PIPING STYLE 997	COUPLING, HDPE, 3", TRANSITION	1	EA	NORTHWEST MINE SUPPLY

21310E1K	1293	SLURRY PUMP, METSO SPVC 232-2"	BEARING, UPPER BEARING HOUSING	1	EA	MOTION INDUSTRIES INC
P42056	9122	LAROX FILTER PRESS, 35-029	PIECE, SLIDE, CLOTH TENSIONING	4	EA	PHOENIX FILTRATION INC
637400	1367	PRIM VIBRATING SCREEN 30-005	GASKET, GEAR COVER HS120C-2388	2	EA	SCREEN SYSTEMS INC.
627800	1365	PRIM VIBRATING SCREEN 30-005	SPACER, DRV SHAFT HS120C-2388	1	EA	SCREEN SYSTEMS INC.
501702	1135	FLOATATION CELL	INSERT, 5" NEOPRENE	1	EA	METSO MINERALS, PUMPS & PROCESS
ASCO 8551 A001 MS	10753	LAROX FILTER PRESS	AIR VALVE	1	EA	MOTION INDUSTRIES INC
615300	1363	PRIM VIBRATING SCREEN 30-005	SEAL, INNER SHAFT HS120C-2388	2	EA	SCREEN SYSTEMS INC.
BF92536	2748	REAGENT AREA SCRUBBER 36-041	SET, BELT	1	EA	CLEAN GAS SYSTEMS, INC.
61019664M	5375	TAILINGS SAMPLE LINE	GASKET, SAMPLER, ON END	1	EA	OUTOTEC (USA) INC.
61023864M	5377	TAILINGS SAMPLE LINE	SEAL, RUBBER, SAMPLER, ON END	1	EA	OUTOTEC (USA) INC.
STYLE9953	4274	MILL PIPING	COUPLING, HDPE 3" STYLE 995	5	EA	NORTHWEST MINE SUPPLY
1 1/4"NC X 19 1/2	2883	BALL MILL, 1,2,3	STUD,	2	EA	ALL WESTERN INDUSTRIAL SUPPLY
90731407	3780	I/R VACUUM PUMP, 35-011 35-012	GASKET, HEAD	1	EA	INGERSOLL RAND AIR SOLUTIONS GROUP
HA317	2889	LEAD/ZINC ROUGHER DRIVES	LOCK, BEARING	4	EA	APPLIED INDUSTRIAL TECHNOLOGIES
AE6C	2537	BALL MILL STARTERS	TRANSFORMER, CURRENT	1	EA	ATLAS ELECTRIC INC.
G8230BPC2.5"	1444	CYCLOPAC REGRIND CIRCUIT	INSERT, APEX 2.5"	1	EA	FLSmidth USA Inc.
3P3V45P1	5392	SLURRY PUMP,METSO SPVC232-2	SHEAVE, VERTICAL SLURRY PUMP	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
39314	5839	TAILS PUMP	KIT, SEAL, PUMP, GLANDWATER	2	EA	PARAMOUNT SUPPLY COMPANY
C123523	3746	LEAD & ZINC UNDERFLOW PUMP	CLAMP, HOSE	2	EA	WATSON-MARLOW INC.
3SIGFLAI	4108	MILL	FLANGE, 3" MALABLE IRON	10	EA	SPOKANE HOUSE OF HOSE, INC.
628300	1353	PRIM VIBRATING SCREEN 30-005	DISC, SLINGER HS120C-2388	1	EA	SCREEN SYSTEMS INC.
627700	1364	PRIM VIBRATING SCREEN 30-005	SPACER, SHAFT HS120C-2388	2	EA	SCREEN SYSTEMS INC.
15049	2949	ROUGHER CELLS	PUTTY, RUBBER REPAIR, FASTCURE	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
AHX310	1302	SLURRY PUMP, METSO SPVC 232-2"	SLEEVE, BEARING, UPPER BEARING	1	EA	KAMAN INDUSTRIAL TECHNOLOGIES

GRC558022	10497	BALL MILLS 32-010, 11, 12, 002	SWITCH, CONNECTOR, 12"	1	EA	KAMAN INDUSTRIAL TECHNOLOGIES
PDCB297	1266	SLURRY PUMP, METSO HR150	SPACER, OUTER BEARING, CYL HSE	1	EA	NORTHWEST PUMP & EQUIPMENT CO
6189024P0203TEP	8703	CYCLONE FEED, GIW	RING, LANTERN, 50M	1	EA	ARCOM TECHNOLOGIES
30393581	3774	I/R VACUUM PUMP, 35-011 35-012	SET, CHANNEL AND SPRING	8	EA	INGERSOLL RAND AIR SOLUTIONS GROUP
6539	6681	LAROX FILTER, SCREWJACK ASSY	SPRING, DISC, DIN 2093 0160X82	8	EA	PHOENIX FILTRATION INC
30479349	3775	I/R VACUUM PUMP, 35-011 35-012	SET, CHANNEL AND SPRING	8	EA	INGERSOLL RAND AIR SOLUTIONS GROUP
6750	9133	LAROX FILTER PRESS, 35-029	BUSHING, RCH, CENTER	2	EA	PHOENIX FILTRATION INC
500703	1130	FLOATATION CELL	SLEEVE, SHAFT NEOPRENE	1	EA	METSO MINERALS, PUMPS & PROCESS

102021PS	4860	SLURRY PUMP, METSO SPVC 232-2"	KEY, SLURRY PUMP	3	EA	NORTHWEST PUMP & EQUIPMENT CO
0160 D 010 ON	10854	REGRIND MILL GEARBOX	FILTER, OIL	3	EA	MOTION INDUSTRIES INC
ELBOW90SWEEP3	4278	MILL PIPING	ELBOW, 90 SWEEP, HDPE, 3" SDR9	10	EA	HARRINGTON INDUSTRIAL PLASTICS
5VX-1000	11186	CYCLONE FEED PUMP	DRIVE BELT	2	EA	COLVILLE AUTO PARTS INC
113330	1188	ROUGHER LEAD CELL	SEAT, DART VALVE POLYU 12"	1	EA	FLSMIDTH DORR-OLIVER EIMCO, INC
PDCB296	1265	SLURRY PUMP, METSO HR150	SPACER, INNER BEARING CYL HSE	1	EA	NORTHWEST PUMP & EQUIPMENT CO
5VX1500	1458	LOADOUT AREA BAGHOUSE FAN	V-BELT	4	EA	APPLIED INDUSTRIAL TECHNOLOGIES
589831PS	9603	TAILS, SLURRY PUMP, METSO HR150	KIT, GASKET, WCP, HORIZONTAL	2	EA	NORTHWEST PUMP & EQUIPMENT CO
5VX1600	1462	LEAD, ZINC ROUGHER	V-BELT	5	EA	APPLIED INDUSTRIAL TECHNOLOGIES
SEL75060	8898	FLOATATION CELL, SPENCER BLOWE	SEAL, LABYRINTH	2	EA	SPENCER TURBINE COMPANY
R127/8"	4632	TAILS PUMP	BUSHING, SHEAVE, PUMP DRIVE	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
R123/4"	4634	TAILS PUMP	BUSHING, SHEAVE, PUMP MOTOR	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
2SIGFLAI	4107	MILL	FLANGE, 2" MALABLE IRON	16	EA	SPOKANE HOUSE OF HOSE, INC.
501320	1146	FLOTATION CELL	INSERT, BLANK	1	EA	METSO MINERALS, PUMPS & PROCESS
PHH8014GRARL	10492	BALL MILLS 32-010, 11, 12, 002	HOSE, PUSH LOCK, 30', 1/4"	1	EA	KAMAN INDUSTRIAL TECHNOLOGIES

500943	1129	FLOATATION CELL	INSERT, BLANK	1	EA	METSO MINERALS, PUMPS & PROCESS
63082RSJEM	6473	LAROX FILTER PRESS, 35-029	BEARING, FOR ROLLER	6	EA	MOTION INDUSTRIES INC
F344087	6696	LEAD & ZINC UNDERFLOW PUMP	RING, RETAINING	1	EA	WATSON-MARLOW INC.
500937	1126	FLOATATION CELL	INSERT, 1 1/4" NEOPRENE	1	EA	METSO MINERALS, PUMPS & PROCESS
GRC563469	10489	BALL MILLS 32-010, 11, 12, 002	BAR, CROSS PORT	1	EA	KAMAN INDUSTRIAL TECHNOLOGIES
567095	6034	SLURRY PUMP, METSO SPVC 232-2"	COVER, RUBBER	2	EA	NORTHWEST PUMP & EQUIPMENT CO
PD730025	1288	SLURRY PUMP, MR200 HR150	SHIM SET, END COVER, CYL HSE	1	EA	NORTHWEST PUMP & EQUIPMENT CO
3H3V33	5395	SLURRY PUMP, METSO SPVC 232-2"	SHEAVE, VERTICAL SLURRY PUMP	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
GRC562714	10499	BALL MILLS 32-010, 11, 12, 002	VALVE, TRABON 20S	3	EA	KAMAN INDUSTRIAL TECHNOLOGIES
00819119015	1309	SLURRY PUMP, METSO SPVC 304-4"	LOCKNUT, KM15	5	EA	NORTHWEST PUMP & EQUIPMENT CO
GRC562718	10500	BALL MILLS 32-010, 11, 12, 002	VALVE, TRABON 40S	5	EA	KAMAN INDUSTRIAL TECHNOLOGIES
1384381	6036	SLURRY PUMP, METSO SPVC 232-2"	GASKET	2	EA	NORTHWEST PUMP & EQUIPMENT CO
22310B	2740	FINE ORE VIBRATORY FEEDER	EYEBOLT, 1/2 -13 UNC REAR SUS	10	EA	APPLIED INDUSTRIAL TECHNOLOGIES
265156	5881	LEAD & ZINC UNDERFLOW PUMP	GASKET, INSPECTION COVER SPX65	1	EA	WATSON-MARLOW INC.
1000143303	9258	LEAD DISC FILTER	SPRING, TAKE UP	6	EA	FLSMIDTH INC
PHH3024HOSE	10501	BALL MILLS 32-010, 11, 12, 002	HOSE, 2 WIRE, 11', 1/4"	1	EA	KAMAN INDUSTRIAL TECHNOLOGIES
NUT90058	8897	FLOATATION CELL, SPENCER BLOWE	LOCKNUT, BEARING	2	EA	SPENCER TURBINE COMPANY
08273	2328	TAILINGS KNIFE VALVE	SEAL, SECONDARY	1	EA	TYCO VALVES & CONTROLS NW
SFV100	6482	MILL GENERAL	VALVE, BALL, STAINLESS, 1"NPT	6	EA	NORTHWEST MINE SUPPLY
ELBOW45SWEEP2	4279	MILL PIPING	ELBOW, 45 SWEEP, HDPE, 2" SDR9	3	EA	HARRINGTON INDUSTRIAL PLASTICS
5010001	1839	FINE ORE VIBRATORY FEEDER	POTENTIOMETER, 50HM 2 WATT	1	EA	CONSOLIDATED ELECTRICAL
520131	4859	SLURRY PUMP, METSO SPVC 232-2"	KEY, SLURRY PUMP	2	EA	NORTHWEST PUMP & EQUIPMENT CO
08369	2326	TAILINGS KNIFE VALVE	GASKET, BODY	2	EA	TYCO VALVES & CONTROLS NW

A080205300	1368	PRIM VIBRATING SCREEN 30-005	BREATHER W/ 1534500 BUSHING	1	EA	SCREEN SYSTEMS INC.
754050PS	10349	SLURRY PUMP, METSO HR150	O-RING, WET END	5	EA	NORTHWEST PUMP & EQUIPMENT CO
PD710025	1274	SLURRY PUMP, METSO MR100	SHIM SET, END COVER, CYL HSE	2	EA	NORTHWEST PUMP & EQUIPMENT CO
790050	7553	METSO HM100 PUMP	BACK, LINER SEAL	1	EA	NORTHWEST PUMP & EQUIPMENT CO
0453534	10881	LEAD SECOND CLEANER PUMP	DRIVE BELT	4	EA	FASTENAL COMPANY
M10010408	1103	FLOP GATE	COUPLING, HUB STANDARD M100	2	EA	KAMAN INDUSTRIAL TECHNOLOGIES
M10002406	1104	FLOP GATE	COUPLING, HUB STANDARD M100	2	EA	KAMAN INDUSTRIAL TECHNOLOGIES
Q217/8	4876	RAKE CLASSIFIER DRIVE MOTOR	BUSHING, SHEAVE, DRIVE MOTOR	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
00819111215	1312	SLURRY PUMP, METSO SPVC 365-6"	LOCKNUT, UPPER BEARING HSE	2	EA	NORTHWEST PUMP & EQUIPMENT CO
MM0383958	1287	SLURRY PUMP, MR200 HR150	SEAL, SECONDARY, WET END	1	EA	NORTHWEST PUMP & EQUIPMENT CO
MM0383959	1286	SLURRY PUMP, MR200 HR150	SEAL, SECONDARY, DRY END	2	EA	NORTHWEST PUMP & EQUIPMENT CO
SFV075	6481	MILL GENERAL	VALVE, BALL, STAINLESS 3/4"NPT	2	EA	NORTHWEST MINE SUPPLY
6237745P67100TP	8704	CYCLONE FEED, GIW	PACKING	1	EA	ARCOM TECHNOLOGIES
S122541	6697	LEAD & ZINC UNDERFLOW PUMP	O-RING	1	EA	WATSON-MARLOW INC.
6751	9132	LAROX FILTER PRESS, 35-029	BUSHING, RCH, SIDE	3	EA	PHOENIX FILTRATION INC
SHRXVP500P6	10498	BALL MILLS 32-010, 11, 12, 002	VALVE, BALL 3/8", STD	1	EA	KAMAN INDUSTRIAL TECHNOLOGIES
MM0370382	7549	METSO HM100 PUMP	SEAL, SECONDARY, DRY END	1	EA	NORTHWEST PUMP & EQUIPMENT CO
PD710011	1278	SLURRY PUMP, METSO MR100 MR200	PACKING	6	EA	NORTHWEST PUMP & EQUIPMENT CO
00673165354	1314	SLURRY PUMP, METSO SPVC 365-6"	RING, RETAINER LOWER BEARING	1	EA	NORTHWEST PUMP & EQUIPMENT CO
416956	1119	FLOATATION CELL	SEAL, OIL	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
PD720025	7554	METSO HM100 PUMP	SHIM SET, END COVER	1	EA	NORTHWEST PUMP & EQUIPMENT CO
CR29384	2890	LEAD/ZINC ROUGHER DRIVES	SEAL	9	EA	APPLIED INDUSTRIAL TECHNOLOGIES
QOB115 15A/1P	1865	MILL TRANSFORMER SERVICE PANEL	BREAKER, BRANCH, 15A, 120/240V	1	EA	GRAYBAR ELECTRIC
657300	1369	PRIM VIBRATING SCREEN 30-005	GAUGE, SIGHT HS120C-2388	1	EA	SCREEN SYSTEMS INC.

567098	6033	SLURRY PUMP, METSO SPVC 232-2"	WASHER, IMPELLER, SS	2	EA	NORTHWEST PUMP & EQUIPMENT CO
550479DG	8955	LIME SILO VENT BAGHOUSE	BAG, FILTER	38	EA	GRIFFIN FILTERS
PHC14R113FC	10493	BALL MILLS 32-010, 11, 12, 002	REGULATOR, 1/4"	1	EA	KAMAN INDUSTRIAL TECHNOLOGIES
V776TG	4166	MILL PIPING	GASKET, 6" VIC	2	EA	NORTHWEST MINE SUPPLY
FESD166121W	1719	BAG HOUSE FILTER	BAG, 6" X10' BAG HOUSE	270	EA	SERBACO
SEALKIT	5640	ROUGHER CELLS	KIT, SEAL, DART VALVE AIR CYL	4	EA	HYDRAULICS UNLIMITED
PD720099	7557	METSO HM100 PUMP	FLINGER	1	EA	NORTHWEST PUMP & EQUIPMENT CO
SA953098	10348	SLURRY PUMP, METSO HR150	O-RING, WET END	11	EA	NORTHWEST PUMP & EQUIPMENT CO
5ESLEEVE	4608	COPPER SULPHATE TRANS PUMP	INSERT, COUPLING 5FLEX LOVEJOY	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
6399731P050000K	8705	CYCLONE FEED, GIW	KIT, GASKET, WET END	1	EA	ARCOM TECHNOLOGIES

P44867	11060	LAROX FIKLTER PRESS	VAT ROLLER GASKET	2	EA	OUTOTEC (USA) INC.
QOB120 20A/1P	1866	MILL TRANSFORMER SERVICE PANEL	BREAKER, BRANCH, 20A, 120/240V	2	EA	GRAYBAR ELECTRIC
00751455127	3234	SLURRY PUMP, METSO SPVC 365-6"	SEAL, V RING	2	EA	NORTHWEST PUMP & EQUIPMENT CO
5VX470	1463	LEAD, ZINC SUMP PUMP, SANDER	V-BELT	3	EA	APPLIED INDUSTRIAL TECHNOLOGIES
JLLS050	9254	RECLAIM WATER PUMP, 40-007	FUSE, 600V, CLASS T, SINE FLT	3	EA	CONSOLIDATED ELECTRICAL
LNKM9	5397	SLURRY PUMP, METSO SPVC 232-2"	LOCKNUT, BEARING	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
476535	1272	SLURRY PUMP, METSO MR100	SEAL, SECONDARY, DRY END, CYL	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
25421	1273	SLURRY PUMP, METSO MR100	SEAL, SECONDARY, WET END	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
C1023	6486	MILL GENERAL	COUPLING, QUICK, AIR, FEMALE	2	EA	MOTION INDUSTRIES INC
744050	7551	METSO HM100 PUMP	O-RING, MID SECTION	1	EA	NORTHWEST PUMP & EQUIPMENT CO
TEE2	4281	MILL PIPING	TEE, HDPE, 2", SDR9	2	EA	HARRINGTON INDUSTRIAL PLASTICS
STYLE9942	4283	MILL PIPING, STYLE 994	FLANGE, ADAPTER, HDPE, 2" SDR9	4	EA	HARRINGTON INDUSTRIAL PLASTICS
Z3050509	10351	SLURRY PUMP, METSO HR150	O-RING, WET END	5	EA	NORTHWEST PUMP & EQUIPMENT CO

SA957961	10350	SLURRY PUMP, METSO HR150	PACKING, SEAL	3	EA	NORTHWEST PUMP & EQUIPMENT CO
LNKM11	5396	SLURRY PUMP, METSO SPVC 232-2"	LOCKNUT, BEARING	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
3VX850	6472	LAROX FILTER PRESS, 35-029	BELT, FILTER CLOTH DRIVE	3	EA	APPLIED INDUSTRIAL TECHNOLOGIES
570968PS	7552	METSO HM100 PUMP	O-RING, MID SECTION	2	EA	NORTHWEST PUMP & EQUIPMENT CO
WSH90027	8899	FLOATATION CELL, SPENCER BLOWE	WASHER, LOCK, BEARING	2	EA	SPENCER TURBINE COMPANY
67610	6035	SLURRY PUMP, METSO SPVC 232-2"	BOLT, SOCK, HD M8 X 30 SS	1	EA	NORTHWEST PUMP & EQUIPMENT CO
3VX800	6471	LAROX FILTER PRESS, 35-029	BELT, WEDGE, D-V	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
1 1/4"NC X 5 1/4"	2882	BALL MILL, 1,2,3	STUD, B7B	16	EA	ALL WESTERN INDUSTRIAL SUPPLY
V773TG	3742	MILL PLUMBING/GENERAL	GASKET, RUBBER, 3", VIC	5	EA	NORTHWEST MINE SUPPLY
30550628	3776	I/R VACUUM PUMP, 35-011 35-012	GASKET, VALVE SEAT	8	EA	INGERSOLL RAND AIR SOLUTIONS GROUP
86485A	2737	FINE ORE VIBRATORY FEEDER	SPRING, FRONT SUSPENSION	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
3VX560	1455	LOADOUT AREA BAGHOUSE AIR LOCK	V-BELT	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
524430	1117	FLOATATION CELL	COLLAR, LOCKING	1	EA	METSO MINERALS, PUMPS & PROCESS
2784	9125	LAROX FILTER PRESS, 35-029	RING, RETAINING, CLOTH TENSION	4	EA	PHOENIX FILTRATION INC
3VX670	1457	BALL MILL FEED CONVEYOR	V-BELT	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
REDUCER2X1.5	4285	MILL PIPING	REDUCER BUSHING HDPE 2 X 1.5"	4	EA	HARRINGTON INDUSTRIAL PLASTICS
1 1/4"NC X 4"	2881	BALL MILL, 1,2,3	STUD, B7B	12	EA	ALL WESTERN INDUSTRIAL SUPPLY
3VX630	6470	LAROX FILTER PRESS, 35-029	BELT, WEDGE, D-V	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
L110SOX	4360	LEAD DISC FILTER	INSERT LOVEJOY COUPLING	4	EA	APPLIED INDUSTRIAL TECHNOLOGIES
37192796	3777	I/R VACUUM PUMP, 35-011 35-012	GASKET, VALVE COVER	11	EA	INGERSOLL RAND AIR SOLUTIONS GROUP
37026556	3779	I/R VACUUM PUMP, 35-011 35-012	GASKET, VALVE SEAT	14	EA	INGERSOLL RAND AIR SOLUTIONS GROUP
401101	1291	SLURRY PUMP, SPVC304-4",365-6"	SEAL, V-RING, LOWER BEARING	7	EA	APPLIED INDUSTRIAL TECHNOLOGIES
265107	3745	LEAD & ZINC UNDERFLOW PUMP	SHIM, PRESSING SHOE	16	EA	WATSON-MARLOW INC.

5/8"X7"JBOLT	4831	PRIM VIBRATING SCREEN 30-005	BOLT, J, 5/8" X 7"	20	EA	REBUILDING & HARDFACING INC.
873.0830-00	10353	SLURRY PUMP, METSO HR150	O-RING, WET END	5	EA	NORTHWEST PUMP & EQUIPMENT CO
016171	1844	FINE ORE VIBRATORY FEEDER	WASHER, COIL	3	EA	WEIR PROCESS EQUIPMENT
GSK75003	8896	FLOATATION CELL, SPENCER BLOWE	GASKET, BEARING CAP	1	EA	SPENCER TURBINE COMPANY
60.12.8.120.0040	1841	FINE ORE VIBRATORY FEEDER	RELAY, 8-PIN,DPDT 120VAC, 60HZ	8	EA	CONSOLIDATED ELECTRICAL
567879	7548	METSO HM100 PUMP	SEAL, WET END	1	EA	NORTHWEST PUMP & EQUIPMENT CO
3VX475	6946	LEAD & ZINC OVERFLOW PUMP	V-BELT, OVERFLOW PUMP	3	EA	APPLIED INDUSTRIAL TECHNOLOGIES
1391K1	9773	LAROX FILTER PRESS, 35-029	GREASE, SUPER IMPACT, 14OZ	20	EA	MCMASTER-CARR SUPPLY CO.
3VX375	6235	LEAD ROUGHER (ON PUMP)	V-BELT, PUMP DRIVE	7	EA	APPLIED INDUSTRIAL TECHNOLOGIES
SPZ1140A2	6469	LAROX FILTER PRESS, 35-029	BELT, FILT CLOTH TENSION	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
3VX335	1452	LEAD ROUGHER CONCENTRATE PUMP	V-BELT	10	EA	APPLIED INDUSTRIAL TECHNOLOGIES
3VX355	4526	TAILS PUMP	V-BELT, ZINC 2ND CLEANER	8	EA	APPLIED INDUSTRIAL TECHNOLOGIES
1714	9127	LAROX FILTER PRESS, 35-029	LINK, FASTENING, CLOTH TENSION	2	EA	PHOENIX FILTRATION INC
255659	8620	LAROX FILTER PRESS, 35-029	GREASE, MOLY EP1	5	TB	FALLS FUEL SERVICE INC
H11/8	5393	SLURRY PUMP, METSO SPVC 232-2"	BUSHING, VERTICAL SLURRY PUMP	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
5L430	9453	MILL FILTRATE PUMP	V-BELT, PUMP	4	EA	APPLIED INDUSTRIAL TECHNOLOGIES
3/4"NC X 3"	2878	BALL MILL, 1,2,3	STUD, B7	14	EA	ALL WESTERN INDUSTRIAL SUPPLY
V77212TG	3741	MILL PLUMBING/GENERAL	GASKET, RUBBER, 2 1/2" VIC	1	EA	NORTHWEST MINE SUPPLY
PDCA565	1258	SLURRY PUMP, METSO HR150	GASKET, SHAFT SLEEVE	3	EA	NORTHWEST PUMP & EQUIPMENT CO
M170N6	1105	FLOP GATE	COUPLING, INSERT NEOPRENE	2	EA	KAMAN INDUSTRIAL TECHNOLOGIES
628700	1366	PRIM VIBRATING SCREEN 30-005	O-RING, HS120C-2388	1	EA	SCREEN SYSTEMS INC.
400900	1285	SLURRY PUMP, MR200 HR150	SEAL, PRIMARY, WET END CYL HSE	5	EA	APPLIED INDUSTRIAL TECHNOLOGIES
PDCA564	10352	SLURRY PUMP, METSO HR150	GASKET, IMPELLAR	5	EA	NORTHWEST PUMP & EQUIPMENT CO

PHH1064344CRIMP	10488	BALL MILLS 32-010, 11, 12, 002	FITTING, CRIMP	4	EA	KAMAN INDUSTRIAL TECHNOLOGIES
CP903	6487	MILL GENERAL	COUPLING, QUICK, AIR, MALE	1	EA	MOTION INDUSTRIES INC
3VX315	1451	REAGENT SCRUBBER FAN	V-BELT	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
00819137015	1310	SLURRY PUMP, METSO SPVC 304-4"	LOCKWASHER, UPPER BEARING HSE	5	EA	NORTHWEST PUMP & EQUIPMENT CO
400750	1284	SLURRY PUMP, MR200 HR150	SEAL, PRIMARY, DRY END CYL HSE	3	EA	APPLIED INDUSTRIAL TECHNOLOGIES
00819131215	1313	SLURRY PUMP, METSO SPVC 365-6"	LOCKWASHER, UPPER BEARING HSE	2	EA	NORTHWEST PUMP & EQUIPMENT CO
567886	4865	SLURRY PUMP, METSO SPVC 232-2"	SCREW, SET, SLURRY PUMP	2	EA	NORTHWEST PUMP & EQUIPMENT CO
3010	9128	LAROX FILTER PRESS, 35-029	LINK, CONNECTING CLOTH TENSION	2	EA	PHOENIX FILTRATION INC
PDCA562	1275	SLURRY PUMP, METSO MR100 MR200	GASKET, SHAFT SLEEVE	5	EA	NORTHWEST PUMP & EQUIPMENT CO
400650	1271	SLURRY PUMP, METSO MR100	SEAL, PRIMARY, WET END CYL HSE	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
400550	1270	SLURRY PUMP, METSO MR100	SEAL, PRIMARY, DRY END CYL HSE	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
N08	1298	SLURRY PUMP, METSO SPVC 232-2"	LOCKNUT, N08	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES

SA950734	8799	TAILS PUMP HM150	SCREW, HEX,METSO	3	EA	NORTHWEST PUMP & EQUIPMENT CO
567887	4866	SLURRY PUMP, METSO SPVC 232-2"	SCREW, MACHINE, SLURRY PUMP	3	EA	NORTHWEST PUMP & EQUIPMENT CO
1 1/4"NC	2884	BALL MILL, 1,2,3	NUT, HEX, HEAVY	18	EA	ALL WESTERN INDUSTRIAL SUPPLY
952400	3940	PRIM VIBRATING SCREEN 30-005	RUBBER, CROWN BAR, 100' ROLL	100	FT	SCREEN SYSTEMS INC.
400400	1300	SLURRY PUMP, METSO SPVC 232-2"	SEAL, V-RING, UPPER BEARING HS	1	EA	MOTION INDUSTRIES INC
54522	4668	BALL MILL SCOOPS	LOCKWASHER, 1 1/4" MEDIUM	48	EA	TIFCO INDUSTRIES
Z3045338	1263	SLURRY PUMP, METSO HR150	SEAL, SHAFT SPACER	6	EA	NORTHWEST PUMP & EQUIPMENT CO
308264.SLC1	9261	LEAD DISC FILTER	NUT, HEX, JAM, 5/8-11	3	EA	FLSMIDTH INC
5185	10862	LAROX FILTER PRESS	40X4 BUNA ORING	4	EA	PHOENIX FILTRATION INC
6154*	10863	LAROX FILTER PRESS	25X3.53 BUNA ORING	4	EA	PHOENIX FILTRATION INC
1000150505	9260	LEAD DISC FILTER	WASHER	6	EA	FLSMIDTH INC

Z3045317	1279	SLURRY PUMP, METSO MR100 MR200	SEAL, SHAFT SPACER, SLEEVE	1	EA	NORTHWEST PUMP & EQUIPMENT CO
1 1/4" LOCKWASHER	2885	BALL MILL, 1,2,3	LOCKWASHER	39	EA	ALL WESTERN INDUSTRIAL SUPPLY
W08	1299	SLURRY PUMP, METSO SPVC 232-2"	LOCKWASHER, UPPER BEARING HSE	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
3/4"NC	2879	BALL MILL, 1,2,3	NUT, HEX, HEAVY	14	EA	ALL WESTERN INDUSTRIAL SUPPLY
2IDX3/16" SECTION	3242	LEAD, ZINC FLT,35-003, 35-017	O-RING, BUNA N	40	EA	APPLIED INDUSTRIAL TECHNOLOGIES
3/4" LOCKWASHER	2880	BALL MILL, 1,2,3	LOCKWASHER	16	EA	ALL WESTERN INDUSTRIAL SUPPLY
SA951126	8800	TAILS PUMP HM150	WASHER, METSO	3	EA	NORTHWEST PUMP & EQUIPMENT CO
F343071	6695	LEAD & ZINC UNDERFLOW PUMP	RING, RETAINING	1	EA	WATSON-MARLOW INC.
CLE2STYLE439D482G05	5314	MILL MCC HV SWITCH	FUSE, HV, 100E, 15KV	1	EA	ATLAS ELECTRIC INC.
6"90SDR113D	4820	RECLAIM SYSTEM	ELBOW, 90, 6" SWEEP	1	EA	HARRINGTON INDUSTRIAL PLASTICS
0601240004849	5332	TOYO SUMP PUMPS-MILL	GASKET, ASSEMBLY PUMP	1	EA	MITCHELL LEWIS & STAVER CO
0601250002661	5333	TOYO SUMP PUMPS-MILL	GASKET, ASSEMBLY PUMP	1	EA	MITCHELL LEWIS & STAVER CO
0601250009088	5334	TOYO SUMP PUMPS-MILL	GASKET, ASSEMBLY PUMP	1	EA	MITCHELL LEWIS & STAVER CO
0621620001257	5336	TOYO SUMP PUMPS-MILL	O-RING, ASSY BEARING HOUSING	1	EA	MITCHELL LEWIS & STAVER CO
0621620002340	5337	TOYO SUMP PUMPS-MILL	O-RING, ASSEMBLY PUMP	1	EA	MITCHELL LEWIS & STAVER CO
0621620002367	5338	TOYO SUMP PUMPS-MILL	O-RING, ASSEMBLY PUMP	1	EA	MITCHELL LEWIS & STAVER CO
0621620006420	5339	TOYO SUMP PUMPS-MILL	O-RING, ASSEMBLY PUMP	1	EA	MITCHELL LEWIS & STAVER CO
0732000000708	5343	TOYO SUMP PUMPS-MILL	BEARING, CYLINDRICAL ROLLER	1	EA	MITCHELL LEWIS & STAVER CO
KM10	5344	TOYO SUMP PUMPS-MILL	LOCKNUT, ASY BEARING HOUSING	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
MB10	5345	TOYO SUMP PUMPS-MILL	LOCKWASHER, BEARING HOUSING	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
1040110203607	5348R	TOYO SUMP PUMPS-MILL	COVER, DELIVERY, ASSY PUMP	1	EA	MITCHELL LEWIS & STAVER CO
2020110000518	5349	TOYO SUMP PUMPS-MILL	IMPELLER, ASSEMBLY PUMP	1	EA	MITCHELL LEWIS & STAVER CO
0200520003381	5351	TOYO SUMP PUMPS-MILL	KEY, IMPELLER	1	EA	MITCHELL LEWIS & STAVER CO
0601240004848	5331	TOYO SUMP PUMPS-MILL	GASKET, ASSEMBLY PUMP	2	EA	MITCHELL LEWIS & STAVER CO

0611610002640	5335	TOYO SUMP PUMPS-MILL	SEAL, LIP, BEARING HOUSING	2	EA	MITCHELL LEWIS & STAVER CO
0631650002128	5341	TOYO SUMP PUMPS-MILL	V-RING, ASSY BEARING HOUSING	2	EA	MITCHELL LEWIS & STAVER CO
0722000000706	5342	TOYO SUMP PUMPS-MILL	BEARING, ANGULAR CONTACT BALL	2	EA	MITCHELL LEWIS & STAVER CO
2150540201261	5350	TOYO SUMP PUMPS-MILL	FASTENER, LOCK, IMPELLER	2	EA	MITCHELL LEWIS & STAVER CO
0621620002988	5340	TOYO SUMP PUMPS-MILL	O-RING, ASSY BEARING HOUSING	3	EA	MITCHELL LEWIS & STAVER CO
0900805002772	5346	TOYO SUMP PUMPS-MILL	KIT, SHIM, ASY BEARING HOUSING	6	EA	MITCHELL LEWIS & STAVER CO
5VX560	1464	ZINC CONCENTRATE PUMP	V-BELT	4	EA	APPLIED INDUSTRIAL TECHNOLOGIES
N40228831100	5609	ZINC CONDITION TANK	BLADE, IMPELLER, 38.5" DIA.O.D	4	EA	NORTHWEST MINE SUPPLY
1/2"X2"NCBOLT	5751	ZINC CONDITION TANK	BOLT, S.S., 1/2" X 2", NC	8	EA	FASTENAL COMPANY
1/2"NCNUT	5752	ZINC CONDITION TANK	NUT, SS, 1/2" NC	8	EA	FASTENAL COMPANY
B1741A	5459	ZINC FILTER	LUBRICATOR, VISI LUBE AUTO	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
004555AB	1152	ZINC FILTER 35-017	LINER, BRG ROBCO LOWER 11 3/4	1	EA	FLSMIDTH INC
14247	1153	ZINC FILTER 35-017	SEAL, OIL 5017S-450171	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
T251	1159	ZINC FILTER 35-017	BEARING, THRUST	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
R95HX000082	4019	ZINC FILTER 35-017	KIT, REPAIR, AIR REGULATOR	1	EA	FINE LINE, DVISION OF PCE PACIFIC
6309JEM	1158	ZINC FILTER 35-017	BEARING, BALL	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
000547F	1168	ZINC FILTER 35-017	DIAPHRAGM	2	EA	FLSMIDTH INC
065123	1170	ZINC FILTER 35-017	SEAL, OIL GARLOCK 53X2366 GP B	3	EA	FLSMIDTH INC
111796	1167	ZINC FILTER 35-017	BLADE, DEFLECT UHMWP 6' DSC	4	EA	FLSMIDTH INC
P18G4910	2197	ZINC FILTER DRIVE 35-014	MOTOR, 1.5HP, 1200RPM T182 STD	1	EA	K&N ELECTRIC MOTORS INC
3VX600	4517	ZINC FILTER, 34-011	V-BELT, ZINC AGITATOR	4	EA	APPLIED INDUSTRIAL TECHNOLOGIES
3"IDX31/2"ODX8"L	4817	ZINC FILTER, 35-017	SLEEVE, SHAFT, ZINC AGITATOR	3	EA	R&K MACHINE
V118	6181	ZINC LAUNDERS	ELBOW, 8", 45 DEGREE, VIC	1	EA	NORTHWEST MINE SUPPLY
6223	6223	ZINC LAUNDERS	ELBOW, FABRICATED, 8" VIC	2	EA	NORTHWEST MINE SUPPLY

5VX900	1468	ZINC REGRIND CYCLONE FEED PUMP	V-BELT	3	EA	APPLIED INDUSTRIAL TECHNOLOGIES
5VX950	1469	ZINC ROUGHER, FINAL TAILS PUMP	V-BELT	5	EA	APPLIED INDUSTRIAL TECHNOLOGIES
P21G3372+K21G3	4027	ZINC THICKENER RAKE, 35-023	MOTOR, 3HP 480V, 900RPM, 215TC	1	EA	K&N ELECTRIC MOTORS INC

ASSAY LAB

Supplier Part #	TWI Stock Code	Item Description Detail	Description	Quantity On Hand	UM	Vendor
5043	5317	ANGSTROM RING PULVERIZER	HOOP, RING PULVERIZER	1	EA	ANGSTROM, INC.
5045	5319	ANGSTROM RING PULVERIZER	FORK, RING PULVERIZER	1	EA	ANGSTROM, INC.
5046	5320	ANGSTROM RING PULVERIZER	PIN, HOOP, RING PULVERIZER	1	EA	ANGSTROM, INC.
5047	5321	ANGSTROM RING PULVERIZER	PIN, FORK, RING PULVERIZER	1	EA	ANGSTROM, INC.
5048	5322	ANGSTROM RING PULVERIZER	PIN, LEVER, RING PULVERIZER	1	EA	ANGSTROM, INC.
M3617T	5589	ANGSTROM RING PULVERIZER	MOTOR, PULVERIZER, BALDOR	1	EA	K&N ELECTRIC MOTORS INC
1009	5315	ANGSTROM RING PULVERIZER	SPRING, HELICAL, RING PULVER.	8	EA	ANGSTROM, INC.
M12/1.75X25	6085	ANGSTROM RING PULVERIZER	CAPSCREW, FLATHEAD SOCKET	10	EA	FASTENAL COMPANY
96	5649	ASSAY LAB	PAD, SCRUBBING	2	BX	WALTER E NELSON COMPANY
243071C	8905	ASSAY LAB SAMPLE JAW CRUSHER	PLATE, JAW, MOVABLE	1	EA	LEGEND INC
243071B	8906	ASSAY LAB SAMPLE JAW CRUSHER	PLATE, JAW, STATIONARY	1	EA	LEGEND INC
609054	7004	ASSAY LAB SHOP VAC	FILTER, BAG, SHOP VAC	6	EA	NORTHWEST MINE SUPPLY
BP1000	6163	BRIQUETT PRESS M/4451A	BRIDGE	1	EA	ANGSTROM, INC.
BP10019A	7543	BRIQUETT PRESS M/4451A	SPRING, COMPRESSION	1	EA	ANGSTROM, INC.
BP100P1	6162	BRIQUETT PRESS M/4451A	ROD, TIE, W/TOP NUT	2	EA	ANGSTROM, INC.
A100P3	9585	BRIQUETT PRESS, M/4451A	OIL, HYDRAULIC, 5 GALLON	4	G5	ANGSTROM, INC.
346162035	8977	SPECTRO OIL ANALYSIS EQUIPMENT	VIAL, OIL SAMPLE, PLASTIC	1	PK	SPECTRO SCIENTIFIC
P10193	9049	SPECTRO OIL ANALYSIS EQUIPMENT	SOLVENT, DIELECTRIC	1	GA	SPECTRO SCIENTIFIC
PV1012	8975	SPECTRO OIL ANALYSIS EQUIPMENT	KIT, WIPE & PIPETTE	2	PK	SPECTRO SCIENTIFIC
346162036	8976	SPECTRO OIL ANALYSIS EQUIPMENT	TUBE, MEASUREMENT, PLASTIC	9	PK	SPECTRO SCIENTIFIC

CONVEYOR

Supplier Part #	TWI Stock Code	Item Description Detail	Description	Quantity On Hand	UM	Vendor
7MH71460EA	1836	CONVEYOR	SWITCH, ZERO SPEED	1	EA	CONSOLIDATED ELECTRICAL
MRUP	1044	CONVEYOR	SKIRTING, 1/2" X 6"X50'	3	RL	APPLIED INDUSTRIAL TECHNOLOGIES
MRBSB000300GB0	1099	CONVEYOR	BLADE, SCRAPER 30", GRAY, ARCH	4	EA	MOTION INDUSTRIES INC
AFV033350	1052	CONVEYOR PULL CORD LEFT HAND	SWITCH, CONVEYOR CONTROL	1	EA	CONSOLIDATED ELECTRICAL
AFV033305	1051	CONVEYOR PULL CORD RIGHT HAND	SWITCH, CONVEYOR CONTROL	1	EA	CONSOLIDATED ELECTRICAL
78AH61230G	5245	CONVEYOR BELT, U/G, 30"	ROLLER, IDLER, RETURN, RUBBER	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
DODG009999	5715	CONVEYOR FLUID COUPLING, U3,U5	KIT, SEAL, POS 4-5-6-15-20	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
DODG019165	5716	CONVEYOR FLUID COUPLING, U3,U5	PLUG, FUSIBLE, POS. 13A	3	EA	APPLIED INDUSTRIAL TECHNOLOGIES
1U916	4714	CONVEYOR GEARBOXES	PLUG, OIL SIGHT, 1/2" NPT	2	EA	GRAINGER
1U917	4715	CONVEYOR GEARBOXES	PLUG, OIL SIGHT, 3/4" NPT	11	EA	GRAINGER
18KUD490306	1108	CONVEYOR HYD TAKE UP SYSTEM	PUMP, HYDRAULIC 25HP	1	EA	FASTENAL COMPANY
7224094	1110	CONVEYOR HYD TAKE UP SYSTEM	FILTER, HIGH PRESSURE	1	EA	MOTION INDUSTRIES INC
18KUD490314	1111	CONVEYOR HYD TAKE UP SYSTEM	STRAINER, SUMP	1	EA	CONTINENTAL CONVEYOR & EQUIPMENT
18KHC0560	1112	CONVEYOR HYD TAKE UP SYSTEM	CYLINDER, HYDRAULIC	1	EA	CONTINENTAL CONVEYOR & EQUIPMENT
18KHC0460	1113	CONVEYOR HYD TAKE UP SYSTEM	CYLINDER, HYDRAULIC	1	EA	CONTINENTAL CONVEYOR & EQUIPMENT
62062Z	5712	CONVEYOR HYD TAKE UP SYSTEM	BEARING, MOTOR	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
62082Z	5713	CONVEYOR HYD TAKE UP SYSTEM	BEARING, MOTOR, DRIVE END	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
25HP284TC1800RPM	5794	CONVEYOR HYD TAKE UP SYSTEM,U5	MOTOR, HYDRAULIC, TAKE UP	1	EA	PREMIER ELECTRIC MOTORS INC
932629Q	3132	CONVEYOR LOAD OUT -50, 51-008	FILTER, HYDRAULIC	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
934265Q	3131	CONVEYOR LOAD OUT -50, 51-008	FILTER, HYDRAULIC	3	EA	APPLIED INDUSTRIAL TECHNOLOGIES
P4B520ISAF307R	10397	CONVEYOR S2, S3, S4, S5	BEARING, PILLOW BLOCK, 3 7/16"	2	EA	MOTION INDUSTRIES INC

P2B511ISAF115R	10394	CONVEYOR S6, A/B, U10, S9	BEARING, PILLOW BLOCK,1 15/16"	4	EA	MOTION INDUSTRIES INC
5VX1060	1459	CONVEYOR S-9	V-BELT	3	EA	APPLIED INDUSTRIAL TECHNOLOGIES
37188	1869	CONVEYOR SCALES	BATTERY, LITHIUM 3.0V	6	EA	THERMO ENVIRONMENTAL INSTRUMENTS LLC
ICT6	3870	CONVEYOR SCRAPER	SEGMENT, SCRAPER, CARBIDE	7	EA	APPLIED INDUSTRIAL TECHNOLOGIES
RVT6	3872	CONVEYOR SCRAPER	SEGMENT, SCRAPER	9	EA	APPLIED INDUSTRIAL TECHNOLOGIES
FLEXHX8S	5851	CONVEYOR SCRAPER PARTS	TIP, SMALL, BELT CLEANER PART	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
FLEXICS	5849	CONVEYOR SCRAPER PARTS	CUSHION, ICS BELT CLEANER PART	5	EA	APPLIED INDUSTRIAL TECHNOLOGIES
FLEXHVC	5852	CONVEYOR SCRAPER PARTS	TIP, CUSHION BELT CLEANER PART	6	EA	APPLIED INDUSTRIAL TECHNOLOGIES
75838	5850	CONVEYOR SCRAPER PARTS	CUSHION, RC, BELT CLEANER PART	7	EA	APPLIED INDUSTRIAL TECHNOLOGIES
M86027	10388	CONVEYOR U1, U2	VALVE, BARKSDALE	1	EA	MOTION INDUSTRIES INC
LOR140	10392	CONVEYOR U1, U2	SEAL,PILLOW BLOCK 5 15/16"BORE	4	EA	MOTION INDUSTRIES INC
RDHALANC50931	10389	CONVEYOR U2, U5	VALVE, SUN RELIEF	1	EA	HYDRA-POWER SYSTEMS
LOR117	10391	CONVEYOR U3, U5, S1	SEAL, PILLOW BLOCK 4 7/16"BORE	4	EA	MOTION INDUSTRIES INC
P4B515ISAF207R	10395	CONVEYOR U3, U5, U10,S7 A/B S8	BEARING, PILLOW BLOCK, 2 7/16"	2	EA	MOTION INDUSTRIES INC
SNW32X57/16	10393	CONVEYOR U4 HEAD PULLEY	ADAPTER, 5 7/16" BOR	2	EA	MOTION INDUSTRIES INC
LOR130	10390	CONVEYOR U4 HEAD PULLEY	SEAL, PILLOW BLOCK 5 7/16"BORE	4	EA	MOTION INDUSTRIES INC
244106	10218	CONVEYOR U6, 30-014	STOP, BACK, TX425	1	EA	KAMAN INDUSTRIAL TECHNOLOGIES
244115	10219	CONVEYOR U6, 30-014	BUSHING,TAPERED TX425 ASSEMBLY	1	EA	KAMAN INDUSTRIAL TECHNOLOGIES
244527	10220	CONVEYOR U6, 30-014	ARM, TORQUE, TX425	1	EA	KAMAN INDUSTRIAL TECHNOLOGIES
ACS642	2877	CONVEYOR U6,U7	PIN, HINGE, SPLICE	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
3/600STKR3/8X1/8	1718	CONVEYOR, LOAD OUT 50L, 51-008	BELT, FABRIC 48" MINEHAUL	150	FT	APPLIED INDUSTRIAL TECHNOLOGIES
22226CCK/W33	3505	CONVEYOR, S1, U3, U5	BEARING, SPHERICAL ROLLER	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
22220CCK/W33	3504	CONVEYOR, S2, S3, S4, S5	BEARING, SPHERICAL ROLLER, 3-7	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
5VX1150	1460	CONVEYOR, S-5	V-BELT	4	EA	APPLIED INDUSTRIAL TECHNOLOGIES

P28G7421	2213R	CONVEYOR, S5, 31-007	MOTOR, 30HP, 1800RPM 286T PRM	1	EA	K&N ELECTRIC MOTORS INC
MRBSB0002406B0	5244	CONVEYOR, S7A S7B S10 S11	BLADE, SCRAPER, 24"	4	EA	APPLIED INDUSTRIAL TECHNOLOGIES
YPS2405S0014	4373	CONVEYOR, S7A, S7B	ROLL, RETURN IDLER, 24", PVC	3	EA	NORTHWEST MINE SUPPLY
6ESLEEVE	4361	CONVEYOR, U1, BELT BRUSH	INSERT LOVEJOY SFLEX COUPLING	4	EA	APPLIED INDUSTRIAL TECHNOLOGIES
TIMK_REVOLVO4BOLT51	10611	CONVEYOR, U1, U2, HEAD PULLEY	BEARING, PILLOW BLOCK 5-15/16"	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
22234CCK/W33	3506	CONVEYOR, U1, U2, HEAD PULLEY	BEARING, SPHERICAL ROLLER	2	EA	MOTION INDUSTRIES INC
S51516TPRBUKIT	10427	CONVEYOR, U1, U2, U4	BUSHING, KIT SHORT SHAFT	1	EA	MOTION INDUSTRIES INC
912102	10429	CONVEYOR, U1, U2, U4	TORQUE ARM ASSY	1	EA	MOTION INDUSTRIES INC
912109	10428	CONVEYOR, U1, U2, U4	BACKSTOP ASSY	2	EA	MOTION INDUSTRIES INC
3/600PRE	4024	CONVEYOR, U1, U2, U4	BELT, CONVEYOR, 30", 3/8TX1/8B	5484	FT	APPLIED INDUSTRIAL TECHNOLOGIES
MRBSB000300XTO	10434	CONVEYOR, U1, U6, S1, S2	BLADE, SCRAPER 30", GREEN	2	EA	MOTION INDUSTRIES INC
BEARING SET FOR FAR 39	2226	CONVEYOR, U3, U5	BEARING SET FOR FAR 395, LEFT	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
FLEN140DEG	1520	CONVEYOR, U3, U5	PLUG, FUSIBLE 18MM X143 DEGREE	4	EA	APPLIED INDUSTRIAL TECHNOLOGIES
WSTUS2207R	3509	CONVEYOR, U7 TAIL PULLEY	BEARING, WIDE SLOT TAKE UP	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
WH0034FFAC	2202	CONVEYOR, ZINC CONC LOADOUT	MOTOR, 3HP, 1800RPM 182T, STD	1	EA	PREMIER ELECTRIC MOTORS INC
TIMK_REVOLVO4BOLT3-	10614	CONVEYOR,S2,3,4,5, HEAD PULLEY	BEARING, PILLOW BLOCK 3-7/16"	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
TIMK_REVOLVO4BOLT47	10612	CONVEYOR,U3, U5,S1 HEAD PULLEY	BEARING, PILLOW BLOCK 4-7/16"	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
TIMK_REVOLVO4BOLT57	10613	CONVEYOR,U4, HEAD PULLEY	BEARING, PILLOW BLOCK 5-7/16"	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
TIMK_REVOLVO2BOLT2-	10615	CONVEYOR,U6,9,10,11 HEADPULLEY	BEARING, PILLOW BLOCK 2-15/16"	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
AFU033350	979	CONVEYORS	CORD, PULL, LEFT HAND ASSEMBLY	1	EA	CONSOLIDATED ELECTRICAL
AFU033305	980	CONVEYORS	CORD, PULL RIGHT HAND ASSEMBLY	1	EA	CONSOLIDATED ELECTRICAL
WH0154FFAC	2210	CONVEYORS	MOTOR, 15HP, 1800RPM 254T STD	1	EA	PREMIER ELECTRIC MOTORS INC
W16C32XTB30X215/16	6597	CONVEYORS	PULLEY, TAIL, MINE DUTY	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
W24C32XTB30X215/16	6599	CONVEYORS	PULLEY, TAIL, MINE DUTY	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES

HDRG30A	11018	CONVEYORS	RETURN ROLL GUARD	10	EA	APPLIED INDUSTRIAL TECHNOLOGIES
B5TE30SB	10689	CONVEYORS	BEARING, SEALED 5" CEMA	22	EA	MOTION INDUSTRIES INC
P21G4902	2205	CONVEYORS AND PUMPS	MOTOR, 7.5HP 1800RPM 213T STD	1	EA	K&N ELECTRIC MOTORS INC
5358	5358	CONVEYORS, S6A & S6B	SHAFT, HEAD PULLEY (AS/SPEC'S)	1	EA	NORTHWEST STEEL FAB, INC
19CKSD11661	5918	CONVEYORS, U1, U2, U4	COUPLING, GEAR FLUID 150-200HP	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
8GR5V12.5QDJ	5919	CONVEYORS, U1, U2, U4	SHEAVE, QD, ATTACH TO DRIVE	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
W20C32XTB35X37/16	6598	CONVEYORS, U1,U 2, U3, U4, U5	PULLEY, TAIL, MINE DUTY	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
5/5V8.0E	5921	CONVEYORS, U3, U5,	SHEAVE, QD, ATTACH TO DRIVE	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
96675	4520	CONYEYOR BELT COVER REPAIR	RUBBER, REPAIR, RAPID, LOCTITE	9	EA	APPLIED INDUSTRIAL TECHNOLOGIES
190C	10825	FLEXCO	CONVEYOR REPAIR CLIPS	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
2C	10826	FLEXCO	CONVEYOR REPAIR CLIPS	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
HP1	10827	FLEXCO	POWER PUNCH(HOLE PUNCH)	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
HP2	10828	FLEXCO	POWER PUNCH (HOLE PUNCH)	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
110	10829	FLEXCO	BOLT BREAKER	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
HW1	10831	FLEXCO	CLIP DRIVER	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
*112	10830	FLEXCO	BOLT BREAKER	4	EA	APPLIED INDUSTRIAL TECHNOLOGIES
CRBHT2876596	10908	S3, S4, S5 PRIMARY SCRAPER	SCRAPER, PRECLEANER TIP	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
P2BSCM215	3511	S3, S4, TAIL PULLEY	BEARING, PILLOW BLOCK, 2 15/16	4	EA	APPLIED INDUSTRIAL TECHNOLOGIES
LH875-61	10901	S43 SUMP	PUMP, 100HP	2	EA	PEAK MECHANICAL
TXT725L	2352R	S5, U9 POSSIBLE IN HOUSE RB	REDUCER, GEARBOX, LEFT	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
P2BSCM115	3510	S6, TAIL PULLEY	BEARING, PILLOW BLOCK, 1 15/16	7	EA	APPLIED INDUSTRIAL TECHNOLOGIES
HXF2SS75979	10906	S6A, S6B PRIMARY SCRAPER	SCRAPER, PRECLEANER TIP	15	EA	APPLIED INDUSTRIAL TECHNOLOGIES
S7A/B	10525	S7 A/B, S10, S11	SHAFT, TAIL PULLY	1	EA	NORTHWEST STEEL FAB, INC
NGWPXT30X27/16	10485	S7 A/B, S10, S11	PULLEY, TAIL WINGED	2	EA	MOTION INDUSTRIES INC

P2BSC207	3507	S7, S8, S10, S11, TAIL PULLEY	BEARING, PILLOW BLOCK, 2 7/16"	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
TRB2476486	10907	S9 PRIMARY SCRAPER	SCRAPER, PRECLEANER TIP	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
TXT825	2353	S9, POSSIBLE IN HOUSE RB	REDUCER, GEARBOX, DODGE	1	EA	PEND OREILLE OPERATIONS
6/5VX1400	1741	U1, U2 CONVEYOR DRIVE	BELT, POWERBAND	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
BEARING SET FOR FAR 5	2227	U1, U2, U4, MIDDLE	BEARING SET FOR FAR 516 10 GRV	2	ST	APPLIED INDUSTRIAL TECHNOLOGIES
BEARING SET FOR FAR 5	2227	U1, U2, U4, RIGHT	BEARING SET FOR FAR 516 12GRV	1	ST	APPLIED INDUSTRIAL TECHNOLOGIES
5VX1030	1735	U10 CONVEYOR DRIVE	V-BELT	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
W16C32XTB25X27/16	6596	U10, S2, S8A/B, S9, TAILS	PULLEY, TAIL, MINE DUTY	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
SPM32001122	10765	U2,U3 CONVEYOR	RETURN ROLLER BRACKET	6	EA	KAMAN INDUSTRIAL TECHNOLOGIES
5VX1230	1812	U3, U5 CONVEYOR DRIVES	V-BELT	5	EA	APPLIED INDUSTRIAL TECHNOLOGIES
TDT1024	2354R	U3, U5, POSSIBLE IN HOUSE RB	REDUCER, GEARBOX, DODGE	1	EA	PEND OREILLE OPERATIONS
8/5V1800	1740	U4 CONVEYOR DRIVE	BELT, POWERBAND	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
P2BSCM207	3508	U6 TAIL PULLEY	BEARING, PILLOW BLOCK, 2 7/16"	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
5VX710	1738	U7 CONVEYOR DRIVE	V-BELT	4	EA	APPLIED INDUSTRIAL TECHNOLOGIES
5VX580	1737	U8 CONVEYOR, BARGE PUMP	V-BELT	8	EA	APPLIED INDUSTRIAL TECHNOLOGIES
5VX930	1736	U9 CONVEYOR DRIVE	V-BELT	4	EA	APPLIED INDUSTRIAL TECHNOLOGIES
32124-4LUN	10806	UA APPROVED 35X35X46"	BAG,SUPER SACK	20	EA	CAPRO
I-B5-TE-30SB	10778	UG CONVEYOR U5,U4,U3,U2,U1	CONVEYOR ROLLER 11X5 1/2 KEY	32	EA	APPLIED INDUSTRIAL TECHNOLOGIES

SURFACE CRUSHER

Supplier Part #	TWI Stock Code	Item Description Detail	Description	Quantity On Hand	UM	Vendor
22419253	4844	HP 200 & SYMONS CRUSHERS	STRIP, FOAM, 2-1/4" X 2-1/4"	6	EA	F & H MINE SUPPLY INC
7004205203	10909	HP 200 CONE CRUSHER	PAD, ANTI-VIBE	6	EA	METSO MINERALS INDUSTRIES, INC-WEAR
N55208143	2475	HP 200 CONE CRUSHERS	LINER, BOWL COARSE,31-015-2	1	EA	MODERN MACHINERY
50130815	2476	HP 200 CONE CRUSHERS	MANTLE (APPLICATION DEPENDENT)	1	EA	MODERN MACHINERY
3890995	2663	HP 200 CONE CRUSHERS	FILTER, LUBE, OIL	1	EA	MODERN MACHINERY
1022145719	2807	HP 200 CONE CRUSHERS	BUSHING, UPPER HEAD	1	EA	MODERN MACHINERY
1022145730	2808	HP 200 CONE CRUSHERS	BUSHING, HEAD LOWER	1	EA	MODERN MACHINERY
7041068006	2810	HP 200 CONE CRUSHERS	BOLT, LOCKING (FOR THE HEAD)	1	EA	MODERN MACHINERY
1048721001	2811	HP 200 CONE CRUSHERS	LINER, SOCKET	1	EA	MODERN MACHINERY
7088010081	2893R	HP 200 CONE CRUSHERS	CYLINDER, TRAMP RELEASE	1	EA	MODERN MACHINERY
871TMB8N18N3	4170	HP 200 CONE CRUSHERS	SWITCH, PROX, ALLEN BRADLEY	1	EA	COLUMBIA ELECTRIC SUPPLY
1/2X19X48OD	4670	HP 200 CONE CRUSHERS	LINER, SECONDARY FRAME	1	EA	CdA METALS
59640061	4872	HP 200 CONE CRUSHERS	SET, GASKET, LUBE PUMP	1	EA	MODERN MACHINERY
7022072000	4874	HP 200 CONE CRUSHERS	LINER, COUNTERWEIGHT	1	EA	MODERN MACHINERY
1036829635	6156	HP 200 CONE CRUSHERS	PINION, COUNTERSHAFT ASSEMBLY	1	EA	MODERN MACHINERY
7033100016	6160	HP 200 CONE CRUSHERS	FLINGER, OIL, COUNTERSHAFT ASY	1	EA	MODERN MACHINERY
C105004	4712	HP 200 CONE CRUSHERS	FILTER, AIR, BREATHER	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
1022061401	6154	HP 200 CONE CRUSHERS	BUSHING, COUNTERSHAFT	2	EA	MODERN MACHINERY
MCF80S	4843	HP 200 CONE CRUSHERS	FOLLOWER, CAM	3	EA	APPLIED INDUSTRIAL TECHNOLOGIES
5.09.05D10P	4028	HP 200 CONE CRUSHERS	FILTER, HYDRAULIC PRESSURE	4	EA	VALIN CORPORATION
N02445269	5390	HP 200 CONE CRUSHERS	ACCUMULATOR, TRAMP RELEASE	4	EA	MODERN MACHINERY

22130524	6155	HP 200 CONE CRUSHERS	BUSHING, ADJUSTMENT RING	6	EA	MODERN MACHINERY
1054440195	6158	HP 200 CONE CRUSHERS	PIN, MAIN FRAME	6	EA	MODERN MACHINERY
7080200501	6161	HP 200 CONE CRUSHERS	BELLOW, PROTECTIVE, TRAMP RLSE	6	EA	MODERN MACHINERY
94260037	4705R	HP 200 CONE CRUSHERS	CYLINDER, CLAMPING, CLAMP RING	9	EA	MODERN MACHINERY
63914005	2477	HP 200 CONE CRUSHERS, 31-015-2	RING, TORCH	1	EA	MODERN MACHINERY
255066	1895	HP 200 CONE CRUSHERS, 55GAL	COMPOUND, GEAR, ISO100	1	DR	FALLS FUEL SERVICE INC
6/8V1900	2599	HP 200 CONE CRUSHERS,31-015-2	BELT, POWERBAND, 6 GROOVE	1	EA	APPLIED INDUSTRIAL TECHNOLOGIES
72925778	2474	HP 200 CONE CRUSHERS,31-015-2	RING, WEAR	2	EA	MODERN MACHINERY
3725647	2479	HP 200 CONE CRUSHERS,31-015-2	CAPSCREW	2	EA	MODERN MACHINERY
98072	2719	HP 200 CONE CRUSHERS,31-015-2	BACKING, 2GAL, METSO LINER	4	EA	APPLIED INDUSTRIAL TECHNOLOGIES
THESD4"	5845	SURFACE CRUSHER DUST COLLECTOR	TUBE, FLEX, 4" DIAMETER	1	FT	NORTHWEST MINE SUPPLY
5VX1180	1461	SURFACE CRUSHER DUST COLLECTOR	V-BELT	3	EA	APPLIED INDUSTRIAL TECHNOLOGIES
THESD6"	5846	SURFACE CRUSHER DUST COLLECTOR	TUBE, FLEX, 6" DIAMETER	26	FT	NORTHWEST MINE SUPPLY
THESD8"	5847	SURFACE CRUSHER DUST COLLECTOR	TUBE, FLEX, 8" DIAMETER	26	FT	NORTHWEST MINE SUPPLY
THESD10"	5848	SURFACE CRUSHER DUST COLLECTOR	TUBE, FLEX, 10" DIAMETER	26	FT	NORTHWEST MINE SUPPLY
EXXL63518780	10898	SURFACE CRUSHER NORDBERG HP200	U-SEAL	2	EA	MODERN MACHINERY
F3000547X	8945	SURFACE CRUSHER SCREEN	INSERT, FERRULE, POLYSNAP	110	EA	POLYDECK SCREEN CORPORATION
039530	2829	TERTIARY CRUSHER, #1 & 2	SEAL, PILLOW BLOCK, SAF-XT517	4	EA	APPLIED INDUSTRIAL TECHNOLOGIES
DS92536	2775R	TERTIARY CRUSHING, 31-023	WHEEL, FAN, REBUILD	1	EA	EXTREME INDUSTRIAL COATINGS LLC
DS92566	2749	TERTIARY CRUSHING, 31-023	BEARING	2	EA	CLEAN GAS SYSTEMS, INC.
H4S517SFXT	4750	TERTIARY DUST COLLECTOR 30-010	HOUSING, BEARING SZ 2-15/16-3	2	EA	APPLIED INDUSTRIAL TECHNOLOGIES
22217CCKC3W33	4751	TERTIARY DUST COLLECTOR 30-010	BEARING	3	EA	APPLIED INDUSTRIAL TECHNOLOGIES
SNW17X215/16	4752	TERTIARY DUST COLLECTOR 30-010	ADAPTER, BEARING	3	EA	APPLIED INDUSTRIAL TECHNOLOGIES
28TT215	4753	TERTIARY DUST COLLECTOR 30-010	SEAL, BEARING	6	EA	APPLIED INDUSTRIAL TECHNOLOGIES

WH0104FFAC	2207	TERTIARY SCREEN 31-008, 31-009	MOTOR, 10HP, 1800RPM 215T PRM	1	EA	PREMIER ELECTRIC MOTORS INC
C81	1472	TERTIARY SCREEN 31-008, 31-009	V-BELT, HI POWER	7	EA	APPLIED INDUSTRIAL TECHNOLOGIES
881FCC3JWA	6662	TERTIARY SCREEN 31-008, 31-009	SCREEN, 20MMX60MM SLOT	7	EA	POLYDECK SCREEN CORPORATION
834FCC3BEA	6660	TERTIARY SCREEN 31-008, 31-009	SCREEN, 4MMX17MM SLOT	36	EA	POLYDECK SCREEN CORPORATION

MCC-PLC

Supplier Part #	TWI Stock Code	Item Description Detail	Description	Quantity On Hand	UM	Vendor
4719A92G48	1910	MCC UNITS	CPT, 100VA	1	EA	WESCO DISTRIBUTION, INC.
4719A92G52	1912	MCC UNITS	CPT, 300VA	1	EA	WESCO DISTRIBUTION, INC.
WBELL	1921	MCC UNITS	MODULE, BELL ALARM	1	EA	WESCO DISTRIBUTION, INC.
WRSTL24	1923	MCC UNITS	BUTTON, PUSH, RESET	1	EA	WESCO DISTRIBUTION, INC.
10250T231N	1924	MCC UNITS	LIGHT, PILOT	1	EA	WESCO DISTRIBUTION, INC.
10250T3023	1925	MCC UNITS	SWITCH, HOA SELECTOR	1	EA	WESCO DISTRIBUTION, INC.
W200M3CFC	1928	MCC UNITS	STARTER, SIZE 3	1	EA	WESCO DISTRIBUTION, INC.
W200M4CFC	1929	MCC UNITS	STARTER, SIZE 4	1	EA	WESCO DISTRIBUTION, INC.
WMETER	1931	MCC UNITS	MODULE	1	EA	WESCO DISTRIBUTION, INC.
HFD3030	1932	MCC UNITS	BREAKER, FEEDER 30A 3 POLE	1	EA	WESCO DISTRIBUTION, INC.
HFD3060	1933	MCC UNITS	BREAKER, FEEDER 60A 3 POLE	1	EA	WESCO DISTRIBUTION, INC.
4719A92G50	1911	MCC UNITS	CPT, 200VA	2	EA	WESCO DISTRIBUTION, INC.
RG19833	1919	MCC UNITS	SUPPRESSOR, SURGE	3	EA	WESCO DISTRIBUTION, INC.
FLM2	1913	MCC UNITS	FUSE 2A	10	EA	CONSOLIDATED ELECTRICAL
FLM28/10	1914	MCC UNITS	FUSE 2-8/10A	10	EA	CONSOLIDATED ELECTRICAL
FLM5	1915	MCC UNITS	FUSE 5A, SECONDARY	10	EA	CONSOLIDATED ELECTRICAL

KLK3	1916	MCC UNITS	FUSE, 3A PRIMARY	10	EA	CONSOLIDATED ELECTRICAL
KLK4	1917	MCC UNITS	FUSE, 4A PRIMARY	10	EA	CONSOLIDATED ELECTRICAL
755	1918	MCC UNITS	LAMP, 6V	10	EA	CONSOLIDATED ELECTRICAL
ASBADU205	6006	PLC'S	CARD, AI, 4 PT	1	EA	ATI
ASBDAP208	6007	PLC'S	CARD, RELAY OUTPUT, 8 PT	1	EA	ATI
ASBDAU204	6008	PLC'S	CARD, AO	1	EA	ATI
ASBDEP218	6009	PLC'S	MODULE, INPUT, 16 PT	1	EA	ATI
PCE984265	6010	PLC'S	CONTROLLER, COMPACT BASED 386	1	EA	ATI
140ACO02000	6012	PLC'S	CARD, AO	1	EA	ATLAS ELECTRIC INC.
140CFH00800	6013	PLC'S	BLOCK, TERMINAL, CABLE FAST	1	EA	ATI
140CFJ00400	6014	PLC'S	BLOCK, TERMINAL, CABLE FAST	1	EA	ATLAS ELECTRIC INC.
140NOM2100	6019	PLC'S	MODULE, NETWORK OPTION	1	EA	ATI
140XBE10000	6020	PLC'S	EXPANDER, XBP	1	EA	ATI
14DAI54000	6017	PLC'S	CARD, DI	2	EA	GRAYBAR ELECTRIC

SCHEDULE E
EXCLUDED ASSETS

Complete tailings pump system

- Tailings pump box D-K874-32N-800
- 8 Tails pumps D-K874-32N-800
- Final Tails Drainage Tank D-K874-32N-800
- Final Tails Drainage Tank Pump D-K874-32N-800
- 2 gland seal pumps
- 3 tailing line hydraulic valves
- Hydraulic unit and control box for tailing line valves
- Process water auto valve to tails box
- All connected piping to pumps
- Duplex strainer
- Reclaim pump

18216263_v11